UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Large-Cap Core Research Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Large-Cap Core Research Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 31

Federal Tax Information	17

Management and Organization	32

Important Notices	35

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Large-Cap Core Research Fund (the Fund) had a total return of 32.83% for Class A shares at net asset value (NAV), outperforming the 32.39% return of the Fund’s benchmark, the S&P 500 Index (the Index).

In a year of broad stock market gains, all 10 of the economic sectors in the Index posted positive returns for the period, and the Fund likewise posted positive returns in all 10 of those sectors. The Fund outperformed the Index due to stock selection, which more than offset the effect of sector allocation.

The Fund outperformed the Index in seven of the 10 sectors. Relative to the Index, consumer discretionary was the Fund’s top-performing sector as a result of both stock selection and a beneficial overweight position. In the Internet & catalog retail industry, Netflix Inc. was one of the Fund’s best-performing individual stocks, as the Internet television and movie company beat consensus earnings forecasts. In the multi-line retail industry, the Fund’s stock selection more than offset a sector overweight, with discount department store Dollar General Corp. outperforming amid strong earnings. The health care sector also aided Fund performance relative to the Index due to stock selection, especially in the biotechnology industry, where Gilead Sciences, Inc. and Celgene Corp. were among the individual contributors to Fund performance versus the Index. In the consumer staples sector, stock selection and a beneficial underweight drove the Fund’s outperformance versus the Index. Green Mountain Coffee Roasters, Inc., part of the food products industry, was one of the Fund’s leading individual performers. The food & staples retailing industry also helped Fund performance versus the Index, with Whole Foods Market, Inc. performing strongly, as the supermarket chain expanded and gained market share during the period.

On the negative side, information technology (IT) was the Fund’s worst-performing sector relative to the Index, primarily as a result of stock selection. In the computers & peripherals industry, Hewlett-Packard Co. was a notable laggard to Fund performance amid sluggish personal computer sales and weak IT spending. Stock selection and an underweight in the strong-performing industrials sector also hampered Fund performance versus the Index. The machinery industry was a meaningful detractor from Fund performance versus the Index due mainly to stock selection, with heavy equipment manufacturer Caterpillar, Inc. among the Fund’s worst-performing individual stocks after its sales fell. The Fund also underperformed the Index in the financials sector, constrained by an overweight as well as stock selection. In particular, the insurance industry detracted from Fund performance relative to the Index, largely because of stock selection. The Fund’s lack of exposure to large insurer Prudential was a drag on relative performance, as the stock outperformed for the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Performance2,3

Portfolio Manager Charles Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2001	11/01/2001	32.83%	15.57%	8.29%
Class A with 5.75% Maximum Sales Charge	—	—	25.22	14.21	7.65
Class C at NAV	10/01/2009	11/01/2001	31.72	14.86	7.95
Class C with 1% Maximum Sales Charge	—	—	30.72	14.86	7.95
Class I at NAV	09/03/2008	11/01/2001	33.14	15.86	8.44
S&P 500 Index	—	—	32.39%	17.93%	7.40%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.46%	2.21%	1.21%
Net			1.25	2.00	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2003	$21,510	N.A.
Class I	$250,000	12/31/2003	$562,330	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.7%

Chevron Corp.	3.0

Google, Inc., Class A	2.5

JPMorgan Chase & Co.	2.2

Pfizer, Inc.	2.0

Exxon Mobil Corp.	2.0

Gilead Sciences, Inc.	1.9

Bank of America Corp.	1.9

Citigroup, Inc.	1.8

Express Scripts Holding Co.	1.8
Total	22.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Depictions do not reflect the Portfolio’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Under normal market conditions, the Fund invests at least 80% of its net assets in the stocks of large-cap companies. Effective February 17, 2014, the definition of large-cap companies is revised to include companies having market capitalizations above the 20th percentile of all companies included in the S&P 500 Index.

5

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,179.60	$6.87	**	1.25%
Class C	$1,000.00	$1,174.90	$10.96	**	2.00%
Class I	$1,000.00	$1,180.80	$5.50	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class C	$1,000.00	$1,015.10	$10.16	**	2.00%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $47,647,062)	$63,043,340
Receivable for Fund shares sold	163,436
Total assets	$63,206,776

Liabilities
Payable for Fund shares redeemed	$128,984
Payable to affiliates:
Distribution and service fees	15,608
Trustees’ fees	125
Other	2,595
Accrued expenses	44,493
Total liabilities	$191,805
Net Assets	$63,014,971

Sources of Net Assets
Paid-in capital	$46,342,861
Accumulated net realized gain from Portfolio	1,275,832
Net unrealized appreciation from Portfolio	15,396,278
Total	$63,014,971

Class A Shares
Net Assets	$43,270,265
Shares Outstanding	2,730,764
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.85
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.82

Class C Shares
Net Assets	$8,122,873
Shares Outstanding	519,316
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.64

Class I Shares
Net Assets	$11,621,833
Shares Outstanding	733,376
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.85

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $7,988)	$950,003
Interest allocated from Portfolio	741
Expenses allocated from Portfolio	(416,483)
Total investment income from Portfolio	$534,261

Expenses
Administration fee	$85,809
Distribution and service fees
Class A	100,222
Class C	66,753
Trustees’ fees and expenses	500
Custodian fee	17,442
Transfer and dividend disbursing agent fees	47,217
Legal and accounting services	22,439
Printing and postage	20,464
Registration fees	57,195
Miscellaneous	11,841
Total expenses	$429,882
Deduct —
Waiver and reimbursement of expenses by an affiliate	$106,984
Total expense reductions	$106,984

Net expenses	$322,898

Net investment income	$211,363

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$8,624,814
Written options	273,319
Foreign currency transactions	98
Net realized gain	$8,898,231
Change in unrealized appreciation (depreciation) —
Investments	$7,007,351
Written options	(19,283)
Foreign currency	115
Net change in unrealized appreciation (depreciation)	$6,988,183

Net realized and unrealized gain	$15,886,414

Net increase in net assets from operations	$16,097,777

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$211,363	$365,368
Net realized gain from investment transactions, written options and foreign currency transactions	8,898,231	7,211,311
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	6,988,183	760,352
Net increase in net assets from operations	$16,097,777	$8,337,031
Distributions to shareholders —
From net investment income
Class A	$(162,576)	$(259,078)
Class C	(4,712)	(3,797)
Class I	(70,937)	(94,328)
From net realized gain
Class A	(4,262,022)	(4,003,806)
Class C	(763,766)	(585,058)
Class I	(1,157,458)	(1,052,209)
Total distributions to shareholders	$(6,421,471)	$(5,998,276)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$9,989,896	$6,597,181
Class C	1,983,569	982,222
Class I	7,085,702	2,155,083
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,319,658	4,151,145
Class C	714,026	542,573
Class I	668,431	931,018
Cost of shares redeemed
Class A	(15,236,211)	(12,978,126)
Class C	(1,019,730)	(1,603,873)
Class I	(6,732,032)	(10,392,922)
Net increase (decrease) in net assets from Fund share transactions	$1,773,309	$(9,615,699)

Net increase (decrease) in net assets	$11,449,615	$(7,276,944)

Net Assets
At beginning of year	$51,565,356	$58,842,300
At end of year	$63,014,971	$51,565,356

Accumulated undistributed net investment income included in net assets
At end of year	$—	$40,231

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,				Period Ended December 31, 2009(1)		Year Ended October 31, 2009
	2013	2012	2011	2010
Net asset value — Beginning of period	$13.330	$12.980	$13.350	$12.170	$11.280		$10.290

Income (Loss) From Operations
Net investment income(2)	$0.063	$0.100	$0.098	$0.071	$0.020		$0.102
Net realized and unrealized gain (loss)	4.232	1.941	(0.373)	1.159	0.946		0.948

Total income (loss) from operations	$4.295	$2.041	$(0.275)	$1.230	$0.966		$1.050

Less Distributions
From net investment income	$(0.065)	$(0.102)	$(0.095)	$(0.050)	$(0.076)		$(0.060)
From net realized gain	(1.710)	(1.589)	—	—	—		—

Total distributions	$(1.775)	$(1.691)	$(0.095)	$(0.050)	$(0.076)		$(0.060)

Net asset value — End of period	$15.850	$13.330	$12.980	$13.350	$12.170		$11.280

Total Return(3)	32.83%	15.59%	(2.06)%	10.11%	8.56	%(4)	10.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,270	$37,308	$38,113	$38,877	$22,141		$22,264
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.25%	1.25%	1.25%	1.25%	1.25	%(6)	1.25%
Net investment income	0.41%	0.70%	0.74%	0.58%	0.99	%(6)	1.00%
Portfolio Turnover of the Portfolio	90%	91%	64%	44%	10	%(4)	—
Portfolio Turnover of the Fund(7)	—	—	—	—	—		54%

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The administrator waived its fees and subsidized certain operating expenses (equal to 0.19%, 0.21%, 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2013, 2012, 2011 and 2010 and the two months ended December 31, 2009, respectively). The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the year ended October 31, 2009). Absent the waivers and subsidy, total return would be lower.

(6)	Annualized.

(7)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,				Period Ended December 31, 2009(1)		Period Ended October 31, 2009(2)
	2013	2012	2011	2010
Net asset value — Beginning of period	$13.200	$12.880	$13.270	$12.130	$11.280		$11.520

Income (Loss) From Operations
Net investment income (loss)(3)	$(0.053)	$(0.007)	$0.005	$(0.017)	$(0.003)		$(0.011)
Net realized and unrealized gain (loss)	4.165	1.926	(0.371)	1.158	0.944		(0.229)

Total income (loss) from operations	$4.112	$1.919	$(0.366)	$1.141	$0.941		$(0.240)

Less Distributions
From net investment income	$(0.010)	$(0.010)	$(0.024)	$(0.001)	$(0.091)		$—
From net realized gain	(1.662)	(1.589)	—	—	—		—

Total distributions	$(1.672)	$(1.599)	$(0.024)	$(0.001)	$(0.091)		$—

Net asset value — End of period	$15.640	$13.200	$12.880	$13.270	$12.130		$11.280

Total Return(4)	31.72%	14.78%	(2.76)%	9.40%	8.34	%(5)	(2.08	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,123	$5,382	$5,276	$1,637	$426		$55
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.00%	2.00%	2.00%	2.00%	2.00	%(7)	2.00	%(7)
Net investment income (loss)	(0.35)%	(0.05)%	0.04%	(0.14)%	(0.14	)%(7)	(1.09	)%(7)
Portfolio Turnover of the Portfolio	90%	91%	64%	44%	10	%(5)	—
Portfolio Turnover of the Fund(8)	—	—	—	—	—		54	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)

The administrator waived its fees and subsidized certain operating expenses (equal to 0.19%, 0.21%, 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2013, 2012, 2011 and 2010 and the two months ended December 31, 2009, respectively). The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the period ended October 31, 2009). Absent the waivers and subsidy, total return would be lower.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the Fund’s year ended October 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,				Period Ended December 31, 2009(1)		Year Ended October 31, 2009
	2013	2012	2011	2010
Net asset value — Beginning of period	$13.330	$12.980	$13.360	$12.170	$11.290		$10.300

Income (Loss) From Operations
Net investment income(2)	$0.102	$0.132	$0.130	$0.103	$0.021		$0.120
Net realized and unrealized gain (loss)	4.233	1.946	(0.379)	1.164	0.959		0.949

Total income (loss) from operations	$4.335	$2.078	$(0.249)	$1.267	$0.980		$1.069

Less Distributions
From net investment income	$(0.105)	$(0.139)	$(0.131)	$(0.077)	$(0.100)		$(0.079)
From net realized gain	(1.710)	(1.589)	—	—	—		—

Total distributions	$(1.815)	$(1.728)	$(0.131)	$(0.077)	$(0.100)		$(0.079)

Net asset value — End of period	$15.850	$13.330	$12.980	$13.360	$12.170		$11.290

Total Return(3)	33.14%	15.89%	(1.86)%	10.41%	8.67	%(4)	10.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,622	$8,876	$15,454	$17,505	$7,317		$3,901
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.00%	1.00%	1.00%	1.00%	1.00	%(6)	1.00%
Net investment income	0.66%	0.92%	0.97%	0.84%	1.06	%(6)	1.16%
Portfolio Turnover of the Portfolio	90%	91%	64%	44%	10	%(4)	—
Portfolio Turnover of the Fund(7)	—	—	—	—	—		54%

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The administrator waived its fees and subsidized certain operating expenses (equal to 0.19%, 0.21%, 0.21%, 0.24% and 0.84% of average daily net assets for the years ended December 31, 2013, 2012, 2011 and 2010 and the two months ended December 31, 2009, respectively). The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the year ended October 31, 2009). Absent the waivers and subsidy, total return would be lower.

(6)	Annualized.

(7)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Core Research Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (26.6% at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be

13

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$2,281,820	$357,203
Long-term capital gains	$4,139,651	$5,641,073

During the year ended December 31, 2013, accumulated net realized gain was decreased by $1,499,381, accumulated undistributed net investment income was decreased by $13,369 and paid-in capital was increased by $1,512,750 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs), foreign currency gain (loss), the Fund’s use of equalization accounting, return of capital distributions from securities and dividend redesignations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$518,319
Undistributed long-term capital gains	$1,122,641
Net unrealized appreciation	$15,031,150

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, the tax treatment of short-term capital gains and return of capital distributions from securities.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2013, the administration fee amounted to $85,809. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 2.00% and 1.00% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2014. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $106,984 for the year ended December 31, 2013. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $2,429 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,824 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $100,222 for Class A shares.

14

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $50,065 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $16,688 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $1,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,868,550 and $13,698,995, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	647,688	461,053
Issued to shareholders electing to receive payments of distributions in Fund shares	282,643	308,032
Redemptions	(997,414)	(907,157)

Net decrease	(67,083)	(138,072)

	Year Ended December 31,
Class C	2013	2012
Sales	129,579	70,858
Issued to shareholders electing to receive payments of distributions in Fund shares	47,313	40,683

Redemptions	(65,349)	(113,334)

Net increase (decrease)	111,543	(1,793)

	Year Ended December 31,
Class I	2013	2012

Sales	454,502	146,342
Issued to shareholders electing to receive payments of distributions in Fund shares	43,654	69,131
Redemptions	(430,450)	(740,332)

Net increase (decrease)	67,706	(524,859)

15

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Large-Cap Core Research Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Research Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Research Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

16

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $896,553, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 28.53% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $5,738,724 or, if subsequently determined to be different, the net capital gain of such year.

17

Large-Cap Core Research Portfolio

December 31, 2013

Portfolio of Investments

Common Stocks — 98.3%

Security	Shares	Value

Aerospace & Defense — 2.7%
Boeing Co. (The)	30,176	$4,118,722
United Technologies Corp.	20,583	2,342,346

		$6,461,068

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	41,582	$2,425,894

		$2,425,894

Airlines — 0.6%
Delta Air Lines, Inc.	47,061	$1,292,766

		$1,292,766

Auto Components — 0.4%
TRW Automotive Holdings Corp.(1)	13,754	$1,023,160

		$1,023,160

Automobiles — 0.5%
Volkswagen AG	4,267	$1,158,566

		$1,158,566

Beverages — 2.7%
Anheuser-Busch InBev NV ADR	16,999	$1,809,714
Beam, Inc.	27,687	1,884,377
PepsiCo, Inc.	33,760	2,800,054

		$6,494,145

Biotechnology — 1.9%
Gilead Sciences, Inc.(1)	60,588	$4,553,188

		$4,553,188

Capital Markets — 2.9%
Blackstone Group LP (The)	101,437	$3,195,265
Morgan Stanley	117,366	3,680,598

		$6,875,863

Chemicals — 2.9%
LyondellBasell Industries NV, Class A	30,148	$2,420,281
Monsanto Co.	21,679	2,526,688
PPG Industries, Inc.	9,879	1,873,651

		$6,820,620

Security	Shares	Value

Commercial Banks — 2.0%
Regions Financial Corp.	225,528	$2,230,472
SunTrust Banks, Inc.	67,446	2,482,687

		$4,713,159

Communications Equipment — 0.3%
QUALCOMM, Inc.	9,670	$717,998

		$717,998

Computers & Peripherals — 6.4%
Apple, Inc.(2)	15,555	$8,728,066
Hewlett-Packard Co.	133,517	3,735,805
NCR Corp.(1)	81,095	2,762,096

		$15,225,967

Consumer Finance — 1.1%
American Express Co.	27,681	$2,511,497

		$2,511,497

Diversified Financial Services — 5.9%
Bank of America Corp.	291,508	$4,538,779
Citigroup, Inc.	82,535	4,300,899
JPMorgan Chase & Co.	86,273	5,045,245

		$13,884,923

Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	54,641	$2,685,059

		$2,685,059

Electric Utilities — 1.8%
Edison International	44,538	$2,062,109
NextEra Energy, Inc.	26,805	2,295,044

		$4,357,153

Electrical Equipment — 2.1%
Emerson Electric Co.	38,272	$2,685,929
Rockwell Automation, Inc.	18,891	2,232,161

		$4,918,090

Electronic Equipment, Instruments & Components — 1.2%
Corning, Inc.	152,602	$2,719,368

		$2,719,368

18	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Energy Equipment & Services — 0.5%
FMC Technologies, Inc.(1)	21,522	$1,123,664

		$1,123,664

Food Products — 2.5%
Hershey Co. (The)	20,474	$1,990,687
Mondelez International, Inc., Class A	110,787	3,910,781

		$5,901,468

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	90,261	$3,459,704
Stryker Corp.	39,964	3,002,895

		$6,462,599

Health Care Providers & Services — 2.7%
Express Scripts Holding Co.(1)	60,616	$4,257,668
UnitedHealth Group, Inc.	27,341	2,058,777

		$6,316,445

Hotels, Restaurants & Leisure — 1.8%
Extended Stay America, Inc.(1)	25,000	$656,500
Marriott International, Inc., Class A	24,322	1,200,534
Yum! Brands, Inc.	33,000	2,495,130

		$4,352,164

Household Durables — 1.0%
Mohawk Industries, Inc.(1)	15,571	$2,318,522

		$2,318,522

Household Products — 0.9%
Colgate-Palmolive Co.	33,266	$2,169,276

		$2,169,276

Industrial Conglomerates — 0.9%
General Electric Co.	79,941	$2,240,746

		$2,240,746

Insurance — 2.4%
Aflac, Inc.	37,733	$2,520,564
MetLife, Inc.	56,602	3,051,980

		$5,572,544

Security	Shares	Value

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.(1)	6,017	$2,399,519

		$2,399,519

Internet Software & Services — 4.9%
eBay, Inc.(1)	41,814	$2,295,170
Facebook, Inc., Class A(1)	59,359	3,244,563
Google, Inc., Class A(1)	5,322	5,964,419

		$11,504,152

IT Services — 2.2%
Accenture PLC, Class A	15,472	$1,272,108
Visa, Inc., Class A	18,161	4,044,091

		$5,316,199

Machinery — 2.2%
Caterpillar, Inc.	37,251	$3,382,764
Donaldson Co., Inc.	41,331	1,796,245

		$5,179,009

Media — 3.9%
Comcast Corp., Class A	61,635	$3,202,863
Lions Gate Entertainment Corp.	56,500	1,788,790
Time Warner Cable, Inc.	4,152	562,596
Time Warner, Inc.	28,924	2,016,581
Walt Disney Co. (The)	23,085	1,763,694

		$9,334,524

Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc.	25,275	$953,879

		$953,879

Multi-Utilities — 1.1%
Sempra Energy	28,948	$2,598,372

		$2,598,372

Multiline Retail — 2.4%
Dollar General Corp.(1)	40,880	$2,465,881
Macy’s, Inc.	42,934	2,292,676
Target Corp.	15,000	949,050

		$5,707,607

19	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 10.2%
Anadarko Petroleum Corp.	14,454	$1,146,491
Chevron Corp.	57,037	7,124,492
Concho Resources, Inc.(1)	6,527	704,916
ConocoPhillips	24,563	1,735,376
EOG Resources, Inc.	3,577	600,364
Exxon Mobil Corp.	47,021	4,758,525
Occidental Petroleum Corp.	42,974	4,086,827
Phillips 66	30,694	2,367,428
Range Resources Corp.	18,247	1,538,405

		$24,062,824

Paper & Forest Products — 0.3%
International Paper Co.	14,500	$710,935

		$710,935

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	32,594	$2,454,980

		$2,454,980

Pharmaceuticals — 5.6%
Merck & Co., Inc.	77,246	$3,866,162
Pfizer, Inc.	157,088	4,811,606
Roche Holding AG ADR	29,771	2,089,924
Shire PLC ADR	17,000	2,401,930

		$13,169,622

Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp.	31,853	$2,542,507
AvalonBay Communities, Inc.	13,375	1,581,326
Simon Property Group, Inc.	12,076	1,837,484

		$5,961,317

Road & Rail — 0.8%
Canadian Pacific Railway, Ltd.	12,857	$1,945,521

		$1,945,521

Semiconductors & Semiconductor Equipment — 1.6%
NXP Semiconductors NV(1)	84,159	$3,865,423

		$3,865,423

Software — 1.5%
Microsoft Corp.	49,237	$1,842,941
Oracle Corp.	47,431	1,814,710

		$3,657,651

Security	Shares	Value

Specialty Retail — 3.0%
AutoNation, Inc.(1)	42,433	$2,108,496
Home Depot, Inc. (The)	34,571	2,846,576
Ross Stores, Inc.	28,001	2,098,115

		$7,053,187

Tobacco — 0.5%
Reynolds American, Inc.	22,511	$1,125,325

		$1,125,325

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.(1)	20,300	$682,892

		$682,892

Total Common Stocks — 98.3% (identified cost $176,317,231)		$232,978,850

Call Options Purchased — 0.0%(3)

Security	Number of Contracts	Strike Price	Expiration Date	Value

McDonald’s Corp.	150	$105.00	1/17/15	$32,325

Total Call Options Purchased (identified cost $31,666)				$32,325

Short-Term Investments — 2.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	$5,310	$5,310,367

Total Short-Term Investments (identified cost $5,310,367)		$5,310,367

Total Investments — 100.5% (identified cost $181,659,264)		$238,321,542

Put Options Written — (0.0)%(3)

Security	Number of Contracts	Strike Price	Expiration Date	Value

McDonald’s Corp.	150	$82.50	1/17/15	$(31,275)
Ulta Salon, Cosmetics & Fragrance, Inc.	63	85.00	1/18/14	(1,890)

Total Put Options Written (premiums received $41,311)				$(33,165)

Other Assets, Less Liabilities — (0.5)%				$(1,155,510)

Net Assets — 100.0%				$237,132,867

20	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)	Security (or a portion thereof) has been pledged as collateral for written option contracts.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

21	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $176,348,897)	$233,011,175
Affiliated investment, at value (identified cost, $5,310,367)	5,310,367
Foreign currency, at value (identified cost, $4,813)	4,841
Dividends receivable	273,789
Interest receivable from affiliated investment	572
Receivable for investments sold	3,528,244
Tax reclaims receivable	39,477
Total assets	$242,168,465

Liabilities
Written options outstanding, at value (premiums received, $41,311)	$33,165
Payable for investments purchased	4,816,674
Payable to affiliates:
Investment adviser fee	127,416
Trustees’ fees	2,108
Accrued expenses	56,235
Total liabilities	$5,035,598
Net Assets applicable to investors’ interest in Portfolio	$237,132,867

Sources of Net Assets
Investors’ capital	$180,462,567
Net unrealized appreciation	56,670,300
Total	$237,132,867

22	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $28,295)	$3,434,318
Interest allocated from affiliated investment	2,713
Expenses allocated from affiliated investment	(306)
Total investment income	$3,436,725

Expenses
Investment adviser fee	$1,347,199
Trustees’ fees and expenses	8,277
Custodian fee	99,031
Legal and accounting services	40,647
Miscellaneous	10,668
Total expenses	$1,505,822
Deduct —
Reduction of custodian fee	$17
Total expense reductions	$17

Net expenses	$1,505,805

Net investment income	$1,930,920

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$29,990,878
Investment transactions allocated from affiliated investment	36
Written options	1,000,985
Foreign currency transactions	343
Net realized gain	$30,992,242
Change in unrealized appreciation (depreciation) —
Investments	$26,769,258
Written options	(71,065)
Foreign currency	420
Net change in unrealized appreciation (depreciation)	$26,698,613

Net realized and unrealized gain	$57,690,855

Net increase in net assets from operations	$59,621,775

23	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$1,930,920	$2,410,718
Net realized gain from investment transactions, written options and foreign currency transactions	30,992,242	22,758,332
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	26,698,613	4,655,568
Net increase in net assets from operations	$59,621,775	$29,824,618
Capital transactions —
Contributions	$22,378,744	$7,102,631
Withdrawals	(33,673,667)	(52,627,001)
Net decrease in net assets from capital transactions	$(11,294,923)	$(45,524,370)

Net increase (decrease) in net assets	$48,326,852	$(15,699,752)

Net Assets
At beginning of year	$188,806,015	$204,505,767
At end of year	$237,132,867	$188,806,015

24	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,				Period Ended December 31, 2009(1)
Ratios/Supplemental Data	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.73%	0.73%	0.73%	0.73%	0.86	%(3)
Net investment income	0.93%	1.21%	1.25%	1.09%	1.19	%(3)
Portfolio Turnover	90%	91%	64%	44%	10	%(4)

Total Return	33.50%	16.18%	(1.55)%	10.68%	8.63	%(4)

Net assets, end of period (000’s omitted)	$237,133	$188,806	$204,506	$222,854	$214,153

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

25	See Notes to Financial Statements.

Large-Cap Core Research Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Core Research Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Large-Cap Core Research Fund and Eaton Vance Balanced Fund held an interest of 26.6% and 69.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the

26

Large-Cap Core Research Portfolio

December 31, 2013

Notes to Financial Statements — continued

Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2013, the Portfolio’s investment adviser fee

27

Large-Cap Core Research Portfolio

December 31, 2013

Notes to Financial Statements — continued

amounted to $1,347,199 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $185,109,173 and $195,395,488, respectively, for the year ended December 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$183,345,435

Gross unrealized appreciation	$55,219,883
Gross unrealized depreciation	(243,776)

Net unrealized appreciation	$54,976,107

The net unrealized appreciation on foreign currency and written options at December 31, 2013 on a federal income tax basis was $8,022.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2013 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	646	$175,304
Options written	19,632	1,542,081
Options terminated in closing purchase transactions	(5,225)	(516,785)
Options exercised	(1,617)	(142,983)
Options expired	(13,223)	(1,016,306)

Outstanding, end of year	213	$41,311

At December 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended December 31, 2013, the Portfolio entered into option transactions or a combination of option transactions on individual securities to seek return and/or to seek to reduce the Fund’s exposure to a decline in the stock price.

28

Large-Cap Core Research Portfolio

December 31, 2013

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$32,325	(1)	$—
Written options	—		(33,165	)(2)

Total	$32,325		$(33,165)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(205,669)	$659
Written options	1,000,985	(71,065)

Total	$795,316	$(70,406)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2013, which is indicative of the volume of this derivative type, was 466 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Large-Cap Core Research Portfolio

December 31, 2013

Notes to Financial Statements — continued

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$32,188,683	$1,158,566		$—	$33,347,249
Consumer Staples	18,145,194	—		—	18,145,194
Energy	25,186,488	—		—	25,186,488
Financials	39,519,303	—		—	39,519,303
Health Care	30,501,854	—		—	30,501,854
Industrials	24,463,094	—		—	24,463,094
Information Technology	43,006,758	—		—	43,006,758
Materials	8,485,434	—		—	8,485,434
Telecommunication Services	3,367,951	—		—	3,367,951
Utilities	6,955,525	—		—	6,955,525

Total Common Stocks	$231,820,284	$1,158,566	*	$—	$232,978,850

Call Options Purchased	$32,325	$—		$—	$32,325
Short-Term Investments	—	5,310,367		—	5,310,367

Total Investments	$231,852,609	$6,468,933		$—	$238,321,542

Liability Description

Put Options Written	$(33,165)	$—		$—	$(33,165)

Total	$(33,165)	$—		$—	$(33,165)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Large-Cap Core Research Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Core Research Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Core Research Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period from the start of business, November 1, 2009, to December 31, 2009. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Core Research Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period from the start of business, November 1, 2009, to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

31

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Large-Cap Core Research Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2009

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2009

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2009

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

32

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2009

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2009

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2009

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2009

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of the Portfolio	Since 2011	Director of Equity Research and a Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

33

Eaton Vance

Large-Cap Core Research Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2009	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Core Research Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Core Research Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325 12.31.13

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Management’s Discussion of Fund Performance	2

Performance

Tax-Managed Growth Fund 1.1	3
Tax-Managed Growth Fund 1.2	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Fund Expenses	7

Financial Statements	9

Report of Independent Registered Public Accounting Firm	28 and 44

Federal Tax Information	29

Management and Organization	45

Important Notices	51

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the fiscal year ended December 31, 2013, Eaton Vance Tax- Managed Growth Fund 1.1 and Eaton Vance Tax-Managed

Growth Fund 1.2 (each a “Fund” and collectively “the Funds”) had total returns of 31.92% and 31.76%, respectively, for Class A shares at net asset value (NAV), underperforming the 32.39% return of the Funds’ benchmark, the S&P 500 Index (the Index).

In a year of broad stock market gains, all 10 of the economic sectors in the Index posted positive returns for the period, and each of the Funds likewise posted positive returns in all 10 of those sectors. The Funds’ underperformance relative to the Index was due to stock selection. Overall, sector allocation had a positive impact on the Funds’ performance versus the Index.

Relative to the Index, the Funds’ weakest-performing sector was health care, where stock selection as well as an underweight position in the biotechnology industry drove much of the underperformance relative to the Index. The Funds’ underweights in two biopharmaceutical companies, Celgene Corp. and Biogen Idec Inc., hampered relative performance versus the Index. Also in health care, stock selection in the pharmaceuticals industry further detracted from the Funds’ performance relative to the Index. In particular, generic drug maker Teva Pharmaceutical Industries, Ltd., a non-Index holding, hurt relative performance versus the Index, as the company faced pricing pressure and increased competition. In the information technology sector, the Funds’ overweight in the lagging sector detracted from performance versus the Index, as did unfavorable stock selection within the software and semiconductor equipment industries. In the software industry, Oracle Corp. was a notable laggard amid slower demand for its information management software. The Funds also underperformed the Index in the consumer staples sector due to subpar stock selection along with an overweight, particularly in the beverages industry.

On the positive side, the Funds outperformed the Index in six of 10 sectors during the period. Relative to the Index, consumer discretionary was the Funds’ top-performing sector as a result of both stock selection and an overweight position. Within consumer discretionary, the Funds’ holdings in the textiles, apparel & luxury goods and specialty retail industries delivered notable performance versus the Index, with footwear maker Nike Inc. among the Funds’ leading individual stocks due to consensus-beating earnings. Specialty retailer TJX Cos., Inc. was another individual contributor to Funds’ performance versus the Index. In the financials sector, stock selection boosted the Funds’ performance relative to the Index. In particular, the Funds benefited from avoiding the underperforming real estate investment trust industry. In the capital markets industry, the Funds’ overweight more than offset unfavorable stock selection and contributed to the Funds’ performance versus the Index. The Funds’ underweights in the lagging utilities and telecommunication services sectors also helped the Funds’ performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/28/1996	03/29/1966	31.92%	16.03%	6.61%
Class A with 5.75% Maximum Sales Charge	—	—	24.31	14.66	5.98
Class B at NAV	03/28/1996	03/29/1966	30.95	15.17	5.82
Class B with 5% Maximum Sales Charge	—	—	25.95	14.94	5.82
Class C at NAV	08/02/1996	03/29/1966	30.97	15.18	5.81
Class C with 1% Maximum Sales Charge	—	—	29.97	15.18	5.81
Class I at NAV	07/02/1999	03/29/1966	32.27	16.29	6.89
S&P 500 Index	—	—	32.39%	17.93%	7.40%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/28/1996	03/29/1966	24.00%	14.44%	5.78%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	14.00	11.85	4.83
Class B After Taxes on Distributions	03/28/1996	03/29/1966	25.88	14.90	5.79
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	14.74	12.06	4.68
Class C After Taxes on Distributions	08/02/1996	03/29/1966	29.81	15.06	5.72
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	17.08	12.27	4.68
Class I After Taxes on Distributions	07/02/1999	03/29/1966	31.84	16.00	6.61
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	18.60	13.23	5.60

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.86%	1.61%	1.61%	0.61%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$ 10,000	12/31/2003	$ 17,611	N.A.
Class C	$ 10,000	12/31/2003	$ 17,605	N.A.
Class I	$250,000	12/31/2003	$486,850	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/28/2001	03/29/1966	31.76%	15.82%	6.43%
Class A with 5.75% Maximum Sales Charge	—	—	24.15	14.45	5.80
Class B at NAV	02/28/2001	03/29/1966	30.68	14.97	5.63
Class B with 5% Maximum Sales Charge	—	—	25.68	14.74	5.63
Class C at NAV	02/28/2001	03/29/1966	30.78	14.97	5.63
Class C with 1% Maximum Sales Charge	—	—	29.78	14.97	5.63
Class I at NAV	02/28/2001	03/29/1966	32.01	16.10	6.71
S&P 500 Index	—	—	32.39%	17.93%	7.40%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	02/28/2001	03/29/1966	23.88%	14.25%	5.64%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	13.87	11.66	4.68
Class B After Taxes on Distributions	02/28/2001	03/29/1966	25.67	14.72	5.61
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	14.55	11.89	4.52
Class C After Taxes on Distributions	02/28/2001	03/29/1966	29.71	14.91	5.58
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	16.91	12.09	4.53
Class I After Taxes on Distributions	02/28/2001	03/29/1966	31.66	15.86	6.49
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	18.39	13.07	5.44

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.03%	1.78%	1.78%	0.79%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$ 10,000	12/31/2003	$ 17,307	N.A.
Class C	$ 10,000	12/31/2003	$ 17,306	N.A.
Class I	$250,000	12/31/2003	$478,683	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

QUALCOMM, Inc.	2.6%
Google, Inc., Class A	2.5
United Technologies Corp.	2.5
Apple, Inc.	2.4
Walt Disney Co. (The)	2.3
Intel Corp.	2.3
Exxon Mobil Corp.	2.3
Oracle Corp.	2.1
NIKE, Inc., Class B	1.9
JPMorgan Chase & Co.	1.9
Total	22.8%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

At the close of business on December 6, 2013, Tax-Managed Growth Fund 1.1 Class S shares were merged into Class I shares.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,171.10	$4.54	0.83%
Class B	$1,000.00	$1,166.70	$8.63	1.58%
Class C	$1,000.00	$1,166.50	$8.63	1.58%
Class I	$1,000.00	$1,172.40	$3.18	0.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$4.23	0.83%
Class B	$1,000.00	$1,017.20	$8.03	1.58%
Class C	$1,000.00	$1,017.20	$8.03	1.58%
Class I	$1,000.00	$1,022.30	$2.96	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,170.20	$5.36	0.98%
Class B	$1,000.00	$1,165.10	$9.44	1.73%
Class C	$1,000.00	$1,165.40	$9.44	1.73%
Class I	$1,000.00	$1,171.70	$4.00	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.99	0.98%
Class B	$1,000.00	$1,016.50	$8.79	1.73%
Class C	$1,000.00	$1,016.50	$8.79	1.73%
Class I	$1,000.00	$1,021.50	$3.72	0.73%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Statement of Assets and Liabilities

	December 31, 2013
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $582,236,546 and $255,744,403, respectively)	$1,369,623,443	$556,560,667
Receivable for Fund shares sold	201,352	584,820
Total assets	$1,369,824,795	$557,145,487

Liabilities
Payable for Fund shares redeemed	$906,070	$960,673
Payable to affiliates:
Administration fee	—	68,957
Distribution and service fees	449,668	211,164
Trustees’ fees	125	125
Accrued expenses	244,096	110,976
Total liabilities	$1,599,959	$1,351,895
Net Assets	$1,368,224,836	$555,793,592

Sources of Net Assets
Paid-in capital	$738,233,042	$361,823,005
Accumulated net realized loss from Portfolio	(157,478,173)	(106,899,531)
Accumulated undistributed net investment income	83,070	53,854
Net unrealized appreciation from Portfolio	787,386,897	300,816,264
Total	$1,368,224,836	$555,793,592

Class A Shares
Net Assets	$1,048,081,277	$352,975,818
Shares Outstanding	29,946,251	22,415,287
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$35.00	$15.75
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$37.14	$16.71

Class B Shares
Net Assets	$9,872,324	$8,046,026
Shares Outstanding	288,181	516,605
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$34.26	$15.57

Class C Shares
Net Assets	$269,667,838	$158,014,563
Shares Outstanding	8,526,162	10,281,607
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$31.63	$15.37

Class I Shares
Net Assets	$40,603,397	$36,757,185
Shares Outstanding	1,238,252	2,330,878
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$32.79	$15.77

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Statement of Operations

	Year Ended December 31, 2013
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Dividends allocated from Portfolio (net of foreign taxes, $303,275 and $121,627, respectively)	$24,601,620	$9,856,276
Interest allocated from Portfolio	19,480	7,811
Expenses allocated from Portfolio	(5,936,229)	(2,378,162)
Total investment income	$18,684,871	$7,485,925

Expenses
Administration fee	$—	$747,303
Distribution and service fees
Class A	2,392,773	794,034
Class B	106,795	87,385
Class C	2,456,091	1,431,831
Class S	9,124	—
Trustees’ fees and expenses	500	500
Custodian fee	46,713	38,185
Transfer and dividend disbursing agent fees	876,727	355,076
Professional fees	22,276	32,591
Printing and postage	92,722	45,057
Registration fees	62,288	48,026
Miscellaneous	249,251	86,583
Total expenses	$6,315,260	$3,666,571
Deduct —
Reduction of custodian fee	$—	$6
Total expense reductions	$—	$6

Net expenses	$6,315,260	$3,666,565

Net investment income	$12,369,611	$3,819,360

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions(1)	$90,271,979	$23,838,898
Foreign currency transactions	(2,699)	(1,076)
Net realized gain	$90,269,280	$23,837,822
Change in unrealized appreciation (depreciation) —
Investments	$239,336,160	$108,283,651
Foreign currency	4,986	2,040
Net change in unrealized appreciation (depreciation)	$239,341,146	$108,285,691

Net realized and unrealized gain	$329,610,426	$132,123,513

Net increase in net assets from operations	$341,980,037	$135,942,873

(1)	Includes $90,403,089 and $23,897,755, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31, 2013
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$12,369,611	$3,819,360
Net realized gain from investment and foreign currency transactions	90,269,280	23,837,822
Net change in unrealized appreciation (depreciation) from investments, and foreign currency	239,341,146	108,285,691
Net increase in net assets from operations	$341,980,037	$135,942,873
Distributions to shareholders —
From net investment income
Class A	$(10,663,604)	$(3,063,582)
Class B	(21,740)	(3,596)
Class C	(1,294,391)	(361,443)
Class I	(449,675)	(380,969)
Total distributions to shareholders	$(12,429,410)	$(3,809,590)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,941,705	$16,202,355
Class B	252,989	113,007
Class C	2,181,057	7,163,082
Class I	98,259,752	36,719,934
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,147,833	2,767,802
Class B	19,959	3,171
Class C	1,046,903	298,993
Class I	231,613	331,341
Cost of shares redeemed
Class A	(88,084,538)	(36,009,006)
Class B	(1,180,695)	(1,097,368)
Class C	(20,983,629)	(16,501,898)
Class I	(102,568,528)	(36,034,745)
Class S	(6,986)	—
Net asset value of shares exchanged
Class A	3,928,743	3,125,400
Class B	(3,928,743)	(3,125,400)
Net asset value of shares merged*
Class I	10,885,890	—
Class S	(10,885,890)	—
Net decrease in net assets from Fund share transactions	$(95,742,565)	$(26,043,332)

Net increase in net assets	$233,808,062	$106,089,951

Net Assets
At beginning of year	$1,134,416,774	$449,703,641
At end of year	$1,368,224,836	$555,793,592

Accumulated undistributed net investment income included in net assets
At end of year	$83,070	$53,854

*	At the close of business on December 6, 2013, Class S shares were merged into Class I shares.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2012
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$14,627,712	$4,639,283
Net realized gain from investment and foreign currency transactions	133,659,458	38,348,616
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,087,278	19,881,460
Net increase in net assets from operations	$162,374,448	$62,869,359
Distributions to shareholders —
From net investment income
Class A	$(12,231,917)	$(3,559,011)
Class B	(57,895)	(15,381)
Class C	(1,870,524)	(696,568)
Class I	(263,625)	(340,720)
Class S	(129,639)	—
Total distributions to shareholders	$(14,553,600)	$(4,611,680)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,058,321	$12,665,717
Class B	44,723	97,859
Class C	1,729,684	4,511,348
Class I	160,543,678	68,940,102
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	10,408,548	3,190,909
Class B	52,236	13,747
Class C	1,484,137	571,264
Class I	192,869	301,295
Class S	14,597	—
Cost of shares redeemed
Class A	(135,303,891)	(55,883,833)
Class B	(2,924,701)	(3,457,224)
Class C	(37,088,662)	(23,733,240)
Class I	(158,610,688)	(65,095,874)
Class S	(4,751,155)	—
Net asset value of shares exchanged
Class A	6,430,465	8,125,987
Class B	(6,430,465)	(8,125,987)
Net decrease in net assets from Fund share transactions	$(160,150,304)	$(57,877,930)

Net increase (decrease) in net assets	$(12,329,456)	$379,749

Net Assets
At beginning of year	$1,146,746,230	$449,323,892
At end of year	$1,134,416,774	$449,703,641

Accumulated undistributed net investment income included in net assets
At end of year	$146,635	$45,515

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value — Beginning of year	$26.810	$23.630	$23.820	$21.400		$17.660

Income (Loss) From Operations
Net investment income(1)	$0.354	$0.366	$0.275	$0.226		$0.260
Net realized and unrealized gain (loss)	8.195	3.195	(0.176)	2.433		3.768

Total income from operations	$8.549	$3.561	$0.099	$2.659		$4.028

Less Distributions
From net investment income	$(0.359)	$(0.381)	$(0.289)	$(0.239)		$(0.285)
Tax return of capital	—	—	—	—		(0.003)

Total distributions	$(0.359)	$(0.381)	$(0.289)	$(0.239)		$(0.288)

Net asset value — End of year	$35.000	$26.810	$23.630	$23.820		$21.400

Total Return(2)	31.92%	15.05%	0.42%	12.43%		22.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,048,081	$863,387	$864,789	$1,000,249		$1,036,371
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.83%	0.86%	0.86%	0.87%		0.91%
Net investment income	1.14%	1.40%	1.15%	1.04%		1.42%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%		3%
Portfolio Turnover of the Fund	—	—	—	8	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value — Beginning of year	$26.220	$23.070	$23.190	$20.790		$17.100

Income (Loss) From Operations
Net investment income(1)	$0.117	$0.156	$0.087	$0.059		$0.127
Net realized and unrealized gain (loss)	7.997	3.118	(0.163)	2.352		3.617

Total income (loss) from operations	$8.114	$3.274	$(0.076)	$2.411		$3.744

Less Distributions
From net investment income	$(0.074)	$(0.124)	$(0.044)	$(0.011)		$(0.054)
Tax return of capital	—	—	—	—		(0.000	)(2)

Total distributions	$(0.074)	$(0.124)	$(0.044)	$(0.011)		$(0.054)

Net asset value — End of year	$34.260	$26.220	$23.070	$23.190		$20.790

Total Return(3)	30.95%	14.18%	(0.33)%	11.60%		21.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,872	$11,825	$18,835	$32,084		$52,538
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.59%	1.61%	1.61%	1.62%		1.67%
Net investment income	0.39%	0.62%	0.37%	0.28%		0.73%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%		3%
Portfolio Turnover of the Fund	—	—	—	8	%(6)	—

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value — Beginning of year	$24.270	$21.430	$21.630	$19.450		$16.080

Income (Loss) From Operations
Net investment income(1)	$0.110	$0.154	$0.086	$0.057		$0.112
Net realized and unrealized gain (loss)	7.402	2.889	(0.167)	2.205		3.412

Total income (loss) from operations	$7.512	$3.043	$(0.081)	$2.262		$3.524

Less Distributions
From net investment income	$(0.152)	$(0.203)	$(0.119)	$(0.082)		$(0.153)
Tax return of capital	—	—	—	—		(0.001)

Total distributions	$(0.152)	$(0.203)	$(0.119)	$(0.082)		$(0.154)

Net asset value — End of year	$31.630	$24.270	$21.430	$21.630		$19.450

Total Return(2)	30.97%	14.19%	(0.37)%	11.63%		21.90%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$269,668	$222,682	$227,541	$264,689		$281,787
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.58%	1.61%	1.61%	1.62%		1.66%
Net investment income	0.39%	0.65%	0.39%	0.29%		0.67%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%		3%
Portfolio Turnover of the Fund	—	—	—	8	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value — Beginning of year	$25.130	$22.170	$22.380	$20.160		$16.640

Income (Loss) From Operations
Net investment income(1)	$0.416	$0.427	$0.323	$0.239		$0.263
Net realized and unrealized gain (loss)	7.683	2.982	(0.180)	2.279		3.594

Total income from operations	$8.099	$3.409	$0.143	$2.518		$3.857

Less Distributions
From net investment income	$(0.439)	$(0.449)	$(0.353)	$(0.298)		$(0.334)
Tax return of capital	—	—	—	—		(0.003)

Total distributions	$(0.439)	$(0.449)	$(0.353)	$(0.298)		$(0.337)

Net asset value — End of year	$32.790	$25.130	$22.170	$22.380		$20.160

Total Return(2)	32.27%	15.35%	0.65%	12.49%		23.16%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,603	$28,049	$23,857	$12,495		$12,424
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.59%	0.61%	0.61%	0.62%		0.67%
Net investment income	1.42%	1.74%	1.44%	1.17%		1.52%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%		3%
Portfolio Turnover of the Fund	—	—	—	8	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Financial Highlights — continued

	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$12.060	$10.630	$10.720	$9.640	$7.960

Income (Loss) From Operations
Net investment income(1)	$0.137	$0.145	$0.104	$0.084	$0.102
Net realized and unrealized gain (loss)	3.691	1.437	(0.083)	1.088	1.697

Total income from operations	$3.828	$1.582	$0.021	$1.172	$1.799

Less Distributions
From net investment income	$(0.138)	$(0.152)	$(0.111)	$(0.092)	$(0.117)
Tax return of capital	—	—	—	—	(0.002)

Total distributions	$(0.138)	$(0.152)	$(0.111)	$(0.092)	$(0.119)

Net asset value — End of year	$15.750	$12.060	$10.630	$10.720	$9.640

Total Return(2)	31.76%	14.87%	0.20%	12.15%	22.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$352,976	$282,750	$278,401	$332,251	$337,780
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.00%	1.03%	1.04%	1.06%	1.09%
Net investment income	0.98%	1.24%	0.96%	0.86%	1.23%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.920	$10.470	$10.530	$9.450	$7.780

Income (Loss) From Operations
Net investment income(1)	$0.031	$0.049	$0.019	$0.009	$0.042
Net realized and unrealized gain (loss)	3.626	1.419	(0.079)	1.071	1.648

Total income (loss) from operations	$3.657	$1.468	$(0.060)	$1.080	$1.690

Less Distributions
From net investment income	$(0.007)	$(0.018)	$—	$—	$(0.020)
Tax return of capital	—	—	—	—	(0.000	)(2)

Total distributions	$(0.007)	$(0.018)	$—	$—	$(0.020)

Net asset value — End of year	$15.570	$11.920	$10.470	$10.530	$9.450

Total Return(3)	30.68%	14.02%	(0.57)%	11.43%	21.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,046	$9,789	$19,064	$39,520	$84,049
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.75%	1.78%	1.80%	1.81%	1.85%
Net investment income	0.22%	0.43%	0.18%	0.10%	0.53%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%	3%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.780	$10.390	$10.470	$9.420	$7.780

Income (Loss) From Operations
Net investment income(1)	$0.031	$0.055	$0.022	$0.010	$0.039
Net realized and unrealized gain (loss)	3.594	1.398	(0.075)	1.053	1.653

Total income (loss) from operations	$3.625	$1.453	$(0.053)	$1.063	$1.692

Less Distributions
From net investment income	$(0.035)	$(0.063)	$(0.027)	$(0.013)	$(0.051)
Tax return of capital	—	—	—	—	(0.001)

Total distributions	$(0.035)	$(0.063)	$(0.027)	$(0.013)	$(0.052)

Net asset value — End of year	$15.370	$11.780	$10.390	$10.470	$9.420

Total Return(2)	30.78%	13.98%	(0.50)%	11.28%	21.74%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$158,015	$129,144	$130,802	$154,493	$168,916
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.75%	1.78%	1.80%	1.80%	1.84%
Net investment income	0.23%	0.48%	0.21%	0.11%	0.49%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

19	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$12.080	$10.650	$10.740	$9.660	$7.970

Income (Loss) From Operations
Net investment income(1)	$0.174	$0.178	$0.135	$0.103	$0.115
Net realized and unrealized gain (loss)	3.689	1.435	(0.084)	1.095	1.716

Total income from operations	$3.863	$1.613	$0.051	$1.198	$1.831

Less Distributions
From net investment income	$(0.173)	$(0.183)	$(0.141)	$(0.118)	$(0.139)
Tax return of capital	—	—	—	—	(0.002)

Total distributions	$(0.173)	$(0.183)	$(0.141)	$(0.118)	$(0.141)

Net asset value — End of year	$15.770	$12.080	$10.650	$10.740	$9.660

Total Return(2)	32.01%	15.12%	0.48%	12.40%	22.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,757	$28,021	$21,058	$11,701	$9,627
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.75%	0.79%	0.79%	0.80%	0.85%
Net investment income	1.24%	1.51%	1.26%	1.04%	1.38%
Portfolio Turnover of the Portfolio	3%	2%	2%	2%	3%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

20	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (Each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class B, Class C and Class I shares. Tax-Managed Growth Fund 1.1 previously issued Class S shares in a one-time offering. At the close of business on December 6, 2013, the Class S shares were merged into Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Currently, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of a Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (14.5% and 5.9% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2013). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, Tax-Managed Growth Fund 1.1, for federal income tax purposes, had deferred capital losses of $5,038,828, and Tax-Managed Growth Fund 1.2, for federal income tax purposes, had capital loss carryforwards of $15,752,458 and deferred capital losses of $1,664,696 which will reduce each respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve each Fund of any liability for federal income or excise tax.

The amounts and expiration dates of the Tax-Managed Growth Fund 1.2 capital loss carryforwards are as follows:

Amount	Expiration Date
$5,627,596	December 31, 2016
$10,124,862	December 31, 2017

The deferred capital losses are treated as arising on the first day of each Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward, if any.

As of December 31, 2013, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:
Ordinary income	$12,429,410	$3,809,590

	Year Ended December 31, 2012
	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:
Ordinary income	$14,553,600	$4,611,680

Subsequent to the issuance of the 2012 financial statements, management of the Funds determined that certain of the Funds’ shareholder equity accounts were misstated as a result of misstatements in the recording of cumulative book and tax differences for partnership allocations. The correction of these misstatements results in offsetting decreases to paid-in capital and accumulated net realized loss within the Statement of Assets and Liabilities, as well as an increase to the net unrealized appreciation on a tax basis within the Distributions to Shareholders footnote to Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2 of approximately $675,000,000 and $139,000,000, respectively, for the year ended December 31, 2012. These adjustments had no effect on the Funds’ net assets, net asset value per share, net decrease in net assets from capital transactions, financial highlights, total return, taxable income or taxable realized gain (loss) of the Funds.

During the year ended December 31, 2013, Tax-Managed Growth Fund 1.1’s accumulated net realized loss was decreased by $584,256,777, accumulated undistributed net investment income was decreased by $3,766 and paid-in capital was decreased by $584,253,011 due to differences between book and tax accounting, primarily for redemptions in-kind. During the year ended December 31, 2013, Tax-Managed Growth Fund 1.2’s accumulated net realized loss was decreased by $116,797,543, accumulated undistributed net investment income was decreased by $1,431 and paid-in capital was decreased by $116,796,112 due to differences between book and tax accounting, primarily for redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund. Included in the accumulated net realized gain and paid-in capital above for Tax-

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Notes to Financial Statements — continued

Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2 are offsetting decreases of approximately $675,000,000 and $139,000,000, respectively, relating to an adjustment of the prior period cumulative book and tax differences for partnership allocations as mentioned above.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Undistributed ordinary income	$75,694	$50,940
Capital loss carryforward and deferred capital losses	$(5,038,828)	$(17,417,154)
Net unrealized appreciation	$634,954,928	$211,336,801

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and a fee computed at an annual rate of 0.15% of average daily net assets from Tax-Managed Growth Fund 1.2 for such services. For the year ended December 31, 2013, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $747,303. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2013 were as follows:

Fund	EVM’s Sub- Transfer Agent Fees	EVD’s Class A Sales Charges

Tax-Managed Growth Fund 1.1	$95,070	$20,535
Tax-Managed Growth Fund 1.2	29,619	37,182

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 for Class A shares amounted to the following:

Fund	Class A Distribution and Service Fees

Tax-Managed Growth Fund 1.1	$2,392,773
Tax-Managed Growth Fund 1.2	794,034

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Notes to Financial Statements — continued

Class B and Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2013, the Funds paid or accrued to EVD the following distribution fees:

Fund	Class B Distribution Fees	Class C Distribution Fees

Tax-Managed Growth Fund 1.1	$80,096	$1,842,068
Tax-Managed Growth Fund 1.2	65,539	1,073,873

Pursuant to the Class B and Class C Plans, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to the following:

Fund	Class B Service Fees	Class C Service Fees

Tax-Managed Growth Fund 1.1	$26,699	$614,023
Tax-Managed Growth Fund 1.2	21,846	357,958

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d), and Class B shares of Tax-Managed Growth Fund 1.1 are further limited to a 5% maximum sales charge as determined in accordance with such rule.

Pursuant to a servicing agreement, Tax-Managed Growth Fund 1.1 pays EVD a service fee of 0.10% per annum of its average daily net assets attributable to Class S shares, all of which is paid by EVD to a subagent. Service fees paid or accrued for the year ended December 31, 2013 amounted to $9,124 for Class S shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B, and Class C shareholders:

Fund	Class A	Class B	Class C

Tax-Managed Growth Fund 1.1	$115	$6,049	$1,715
Tax-Managed Growth Fund 1.2	209	5,920	2,472

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$1,971,685	$119,731,410
Tax-Managed Growth Fund 1.2	2,297,774	36,530,692

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Notes to Financial Statements — continued

Decreases in each Fund’s investment in the Portfolio include distributions of common stock as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$95,069,222
Tax-Managed Growth Fund 1.2	28,466,530

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
	Year Ended December 31,
Class A	2013	2012

Sales	187,278	154,110
Issued to shareholders electing to receive payments of distributions in Fund shares	267,407	383,372
Redemptions	(2,846,474)	(5,175,345)
Exchange from Class B shares	129,739	246,965

Net decrease	(2,262,050)	(4,390,898)

	Year Ended December 31,
Class B	2013	2012

Sales	9,244	1,782
Issued to shareholders electing to receive payments of distributions in Fund shares	596	1,967
Redemptions	(39,687)	(115,531)
Exchange to Class A shares	(132,969)	(253,652)

Net decrease	(162,816)	(365,434)

	Year Ended December 31,
Class C	2013	2012

Sales	76,313	73,163
Issued to shareholders electing to receive payments of distributions in Fund shares	33,847	60,355
Redemptions	(758,250)	(1,575,264)

Net decrease	(648,090)	(1,441,746)

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2013	2012

Sales	3,388,126	6,541,108
Issued to shareholders electing to receive payments of distributions in Fund shares	7,227	7,579
Redemptions	(3,609,871)	(6,508,491)
Merger from Class S shares	336,631	—

Net increase	122,113	40,196

	Year Ended December 31,
Class S	2013(1)	2012

Issued to shareholders electing to receive payments of distributions in Fund shares	—	531
Redemptions	(221)	(178,595)
Merger to Class I shares	(311,883)	—

Net decrease	(312,104)	(178,064)

(1)	Offering of Class S shares was discontinued during the year ended December 31, 2013 (See Note 1).

Tax-Managed Growth Fund 1.2
	Year Ended December 31,
Class A	2013	2012

Sales	1,164,682	1,083,449
Issued to shareholders electing to receive payments of distributions in Fund shares	179,844	261,121
Redemptions	(2,599,730)	(4,776,558)
Exchange from Class B shares	229,057	694,691

Net decrease	(1,026,147)	(2,737,297)

	Year Ended December 31,
Class B	2013	2012

Sales	8,381	8,523
Issued to shareholders electing to receive payments of distributions in Fund shares	208	1,138
Redemptions	(80,885)	(301,319)
Exchange to Class A shares	(232,418)	(707,259)

Net decrease	(304,714)	(998,917)

	Year Ended December 31,
Class C	2013	2012

Sales	527,210	392,575
Issued to shareholders electing to receive payments of distributions in Fund shares	19,893	47,845
Redemptions	(1,225,688)	(2,065,765)

Net decrease	(678,585)	(1,625,345)

26

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2013	2012

Sales	2,647,084	5,868,055
Issued to shareholders electing to receive payments of distributions in Fund shares	21,502	24,636
Redemptions	(2,657,981)	(5,549,789)

Net increase	10,605	342,902

27

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 26, 2014

28

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  Each Fund designates approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax Managed Growth Fund 1.1	$24,666,805
Tax Managed Growth Fund 1.2	$9,882,515

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2013 ordinary income dividends, the following percentages qualify for the corporate dividends received deduction.

Tax Managed Growth Fund 1.1	100%
Tax Managed Growth Fund 1.2	100%

29

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments

Common Stocks — 98.4%

Security	Shares	Value

Aerospace & Defense — 4.5%
Boeing Co. (The)	931,391	$127,125,558
General Dynamics Corp.	83,700	7,997,535
Honeywell International, Inc.	288,222	26,334,844
Huntington Ingalls Industries, Inc.	2,546	229,165
Lockheed Martin Corp.	16,042	2,384,804
Northrop Grumman Corp.	15,277	1,750,897
Precision Castparts Corp.	19,025	5,123,432
Raytheon Co.	52,695	4,779,436
Rockwell Collins, Inc.	157,787	11,663,615
United Technologies Corp.	2,060,077	234,436,763

		$421,826,049

Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	56,207	$3,279,116
FedEx Corp.	262,219	37,699,226
United Parcel Service, Inc., Class B	413,090	43,407,497

		$84,385,839

Auto Components — 0.4%
Johnson Controls, Inc.	771,216	$39,563,381

		$39,563,381

Automobiles — 0.0%(1)
Daimler AG	20,000	$1,738,400
Harley-Davidson, Inc.	800	55,392

		$1,793,792

Beverages — 3.6%
Beam, Inc.	78,199	$5,322,224
Coca-Cola Co. (The)	4,153,745	171,591,206
Coca-Cola Enterprises, Inc.	31,501	1,390,139
Molson Coors Brewing Co., Class B	186,000	10,443,900
PepsiCo, Inc.	1,841,154	152,705,313

		$341,452,782

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.(2)	21,109	$2,808,763
Amgen, Inc.	975,417	111,353,605
Biogen Idec, Inc.(2)	36,536	10,220,946
Celgene Corp.(2)	6,155	1,039,949
Gilead Sciences, Inc.(2)	624,484	46,929,973

		$172,353,236

Security	Shares	Value

Building Products — 0.0%(1)
Fortune Brands Home & Security, Inc.	1,600	$73,120

		$73,120

Capital Markets — 5.2%
Ameriprise Financial, Inc.	189,481	$21,799,789
Bank of New York Mellon Corp. (The)	604,758	21,130,245
BlackRock, Inc.	3,984	1,260,816
Charles Schwab Corp. (The)	934,916	24,307,816
E*TRADE Financial Corp.(2)	4,593	90,207
Franklin Resources, Inc.	1,618,404	93,430,463
Goldman Sachs Group, Inc. (The)	532,816	94,446,964
Legg Mason, Inc.	96,941	4,214,995
Morgan Stanley	2,533,129	79,438,925
Northern Trust Corp.	709,098	43,886,075
State Street Corp.	740,415	54,339,057
T. Rowe Price Group, Inc.	554,173	46,423,072
UBS AG(2)	29,488	567,644
Waddell & Reed Financial, Inc., Class A	8,833	575,205

		$485,911,273

Chemicals — 2.1%
Air Products and Chemicals, Inc.	7,660	$856,235
Albemarle Corp.	22,063	1,398,573
Ashland, Inc.	30,391	2,949,143
Dow Chemical Co. (The)	153,238	6,803,767
E.I. du Pont de Nemours & Co.	916,859	59,568,329
Ecolab, Inc.	445,515	46,453,849
Monsanto Co.	495,636	57,766,376
NewMarket Corp.	4,549	1,520,048
PPG Industries, Inc.	109,400	20,748,804
Praxair, Inc.	2,828	367,725
Westlake Chemical Corp.	500	61,035

		$198,493,884

Commercial Banks — 3.7%
Bank of Montreal	26,370	$1,757,824
BB&T Corp.	943,556	35,213,510
Comerica, Inc.	126,791	6,027,644
Fifth Third Bancorp	977,637	20,559,706
HSBC Holdings PLC	220,592	2,404,742
HSBC Holdings PLC ADR	424	23,375
KeyCorp	111,353	1,494,357
M&T Bank Corp.	17,293	2,013,251
PNC Financial Services Group, Inc. (The)	59,726	4,633,543
Regions Financial Corp.	189,147	1,870,664

30	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Commercial Banks (continued)
Royal Bank of Canada	148,562	$9,987,823
Societe Generale SA	460,793	26,795,320
SunTrust Banks, Inc.	301,790	11,108,890
Synovus Financial Corp.	10,960	39,456
Toronto-Dominion Bank (The)	14,822	1,396,825
U.S. Bancorp	2,310,377	93,339,231
Wells Fargo & Co.	2,767,181	125,630,018
Zions Bancorporation	38,805	1,162,598

		$345,458,777

Commercial Services & Supplies — 0.1%
ADT Corp. (The)	11,051	$447,234
Cintas Corp.	52,914	3,153,145
Pitney Bowes, Inc.	14,270	332,491
Stericycle, Inc.(2)	5,300	615,701
Tyco International, Ltd.	22,102	907,066
Waste Management, Inc.	108,226	4,856,101

		$10,311,738

Communications Equipment — 3.0%
Cisco Systems, Inc.	1,365,553	$30,656,665
Juniper Networks, Inc.(2)	50,092	1,130,576
Nokia Oyj ADR(2)	192	1,557
Palo Alto Networks, Inc.(2)	20,808	1,195,836
QUALCOMM, Inc.	3,306,664	245,519,802

		$278,504,436

Computers & Peripherals — 3.4%
Apple, Inc.	408,878	$229,425,535
EMC Corp.	2,797,592	70,359,439
Hewlett-Packard Co.	33,743	944,129
NetApp, Inc.	414,967	17,071,742

		$317,800,845

Construction Materials — 0.0%(1)
Vulcan Materials Co.	22,102	$1,313,301

		$1,313,301

Consumer Finance — 1.4%
American Express Co.	821,489	$74,533,697
Capital One Financial Corp.	75,718	5,800,756
Discover Financial Services	831,233	46,507,486
SLM Corp.	10,200	268,056

		$127,109,995

Security	Shares	Value

Distributors — 0.2%
Genuine Parts Co.	188,424	$15,674,993

		$15,674,993

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	22,181	$644,136

		$644,136

Diversified Financial Services — 5.0%
Bank of America Corp.	1,546,249	$24,075,097
Berkshire Hathaway, Inc., Class A(2)	464	82,545,600
Berkshire Hathaway, Inc., Class B(2)	946,897	112,264,108
CBOE Holdings, Inc.	40,000	2,078,400
Citigroup, Inc.	793,170	41,332,089
CME Group, Inc.	63,405	4,974,756
ING Groep NV ADR(2)	150,000	2,101,500
IntercontinentalExchange Group, Inc.	10,892	2,449,829
JPMorgan Chase & Co.	3,045,340	178,091,483
McGraw Hill Financial, Inc.	86,290	6,747,878
Moody’s Corp.	179,322	14,071,397

		$470,732,137

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	189,064	$6,647,490
CenturyLink, Inc.	4,871	155,141
Deutsche Telekom AG ADR	50,092	864,588
Frontier Communications Corp.	32,942	153,180
Verizon Communications, Inc.	369,417	18,153,152
Windstream Holdings, Inc.	70,866	565,511

		$26,539,062

Electric Utilities — 0.0%(1)
Duke Energy Corp.	15,598	$1,076,418
Exelon Corp.	8,820	241,580
Southern Co. (The)	68,451	2,814,020

		$4,132,018

Electrical Equipment — 1.6%
Emerson Electric Co.	1,998,542	$140,257,678
Rockwell Automation, Inc.	110,000	12,997,600

		$153,255,278

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	1,433,091	$25,537,682
TE Connectivity, Ltd.	687	37,860

		$25,575,542

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	93,118	$5,145,701
Frank’s International NV	115,894	3,129,138
Halliburton Co.	846,351	42,952,313
Schlumberger, Ltd.	1,155,626	104,133,459
Transocean, Ltd.	72,479	3,581,912

		$158,942,523

Food & Staples Retailing — 3.6%
Costco Wholesale Corp.	873,262	$103,926,911
CVS Caremark Corp.	1,279,410	91,567,374
Kroger Co. (The)	35,843	1,416,874
Sysco Corp.	326,772	11,796,469
Wal-Mart Stores, Inc.	1,495,889	117,711,505
Walgreen Co.	220,210	12,648,862

		$339,067,995

Food Products — 2.0%
Archer-Daniels-Midland Co.	297,426	$12,908,288
Campbell Soup Co.	4,174	180,651
ConAgra Foods, Inc.	33,000	1,112,100
General Mills, Inc.	37,984	1,895,781
Green Mountain Coffee Roasters, Inc.(2)	75,000	5,668,500
Hershey Co. (The)	456,658	44,400,857
Kraft Foods Group, Inc.	57,116	3,079,695
McCormick & Co., Inc.	27,354	1,885,238
Mondelez International, Inc., Class A	173,425	6,121,903
Nestle SA	1,480,312	108,492,092
Unilever NV - NY Shares	4,636	186,506

		$185,931,611

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	1,555,647	$59,627,949
Bard (C.R.), Inc.	25,000	3,348,500
Baxter International, Inc.	207,423	14,426,270
Becton, Dickinson and Co.	66,108	7,304,273
Boston Scientific Corp.(2)	26,929	323,687
CareFusion Corp.(2)	70,668	2,814,000
Covidien PLC	186,141	12,676,202
Intuitive Surgical, Inc.(2)	14,000	5,377,120

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic, Inc.	549,593	$31,541,142
St. Jude Medical, Inc.	57,969	3,591,180
Stryker Corp.	131,368	9,870,991
Zimmer Holdings, Inc.	93,186	8,684,003

		$159,585,317

Health Care Providers & Services — 0.8%
AmerisourceBergen Corp.	275,013	$19,336,164
Cardinal Health, Inc.	141,336	9,442,658
Cigna Corp.	55,078	4,818,223
Express Scripts Holding Co.(2)	367,509	25,813,832
HCA Holdings, Inc.(2)	86,000	4,103,060
McKesson Corp.	2,384	384,778
PharMerica Corp.(2)	1,805	38,808
UnitedHealth Group, Inc.	63,696	4,796,309
WellPoint, Inc.	53,673	4,958,848

		$73,692,680

Hotels, Restaurants & Leisure — 3.2%
Carnival Corp.	147,881	$5,940,380
International Game Technology	459,500	8,344,520
Interval Leisure Group, Inc.	5,349	165,284
Marriott International, Inc., Class A	399,969	19,742,470
Marriott Vacations Worldwide Corp.(2)	2,597	137,018
McDonald’s Corp.	741,937	71,990,147
Starbucks Corp.	2,270,226	177,963,016
Yum! Brands, Inc.	210,518	15,917,266

		$300,200,101

Household Durables — 0.1%
D.R. Horton, Inc.	417,028	$9,308,065

		$9,308,065

Household Products — 1.7%
Clorox Co. (The)	7,570	$702,193
Colgate-Palmolive Co.	1,172,737	76,474,180
Kimberly-Clark Corp.	15,331	1,601,476
Procter & Gamble Co. (The)	986,861	80,340,354

		$159,118,203

Independent Power Producers & Energy Traders — 0.0%(1)
AES Corp. (The)	1,730	$25,102

		$25,102

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 2.6%
3M Co.	736,051	$103,231,153
Danaher Corp.	41,105	3,173,306
General Electric Co.	4,938,434	138,424,305

		$244,828,764

Insurance — 1.2%
Aegon NV ADR	5,088,862	$48,242,412
Aflac, Inc.	193,292	12,911,906
Allstate Corp. (The)	621	33,869
Aon PLC	24,650	2,067,889
Chubb Corp.	23,188	2,240,656
Cincinnati Financial Corp.	135,528	7,097,601
Hartford Financial Services Group, Inc.	5,762	208,757
Manulife Financial Corp.	29,582	583,653
Marsh & McLennan Cos., Inc.	25,000	1,209,000
Progressive Corp.	1,151,311	31,396,251
Torchmark Corp.	52,429	4,097,326
Travelers Companies, Inc. (The)	76,125	6,892,358

		$116,981,678

Internet & Catalog Retail — 0.9%
Amazon.com, Inc.(2)	211,982	$84,536,302
priceline.com, Inc.(2)	50	58,120

		$84,594,422

Internet Software & Services — 4.5%
Akamai Technologies, Inc.(2)	200,000	$9,436,000
AOL, Inc.(2)	5,317	247,878
eBay, Inc.(2)	1,260,217	69,173,311
Facebook, Inc., Class A(2)	1,681,662	91,919,645
Google, Inc., Class A(2)	214,113	239,958,580
IAC/InterActiveCorp	13,368	918,248
LinkedIn Corp., Class A(2)	4,537	983,758
Twitter, Inc.(2)	90,101	5,734,929
VeriSign, Inc.(2)	14,758	882,233

		$419,254,582

IT Services — 2.6%
Accenture PLC, Class A	1,674,353	$137,665,304
Automatic Data Processing, Inc.	102,170	8,256,358
Broadridge Financial Solutions, Inc.	1,652	65,287
Fidelity National Information Services, Inc.	63,590	3,413,511
Fiserv, Inc.(2)	35,824	2,115,407
International Business Machines Corp.	309,243	58,004,710

Security	Shares	Value

IT Services (continued)
Paychex, Inc.	693,512	$31,575,601
Total System Services, Inc.	32,405	1,078,438
Western Union Co.	54,638	942,506

		$243,117,122

Leisure Equipment & Products — 0.0%(1)
Mattel, Inc.	26,506	$1,261,155
Polaris Industries, Inc.	1,400	203,896

		$1,465,051

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	441,172	$25,230,627
Thermo Fisher Scientific, Inc.	18,700	2,082,245

		$27,312,872

Machinery — 2.8%
Caterpillar, Inc.	107,772	$9,786,775
Deere & Co.	1,432,331	130,814,790
Donaldson Co., Inc.	23,332	1,014,009
Dover Corp.	354,806	34,252,971
Illinois Tool Works, Inc.	1,034,459	86,977,313
Parker Hannifin Corp.	7,953	1,023,074
Pentair, Ltd.	5,089	395,263
WABCO Holdings, Inc.(2)	1,156	107,982

		$264,372,177

Media — 3.9%
CBS Corp., Class B	129,378	$8,246,554
Comcast Corp., Class A	199,107	10,346,595
Comcast Corp., Special Class A	1,434,304	71,543,084
DIRECTV(2)	33,786	2,334,275
Discovery Communications, Inc., Class A(2)	6,723	607,894
Discovery Communications, Inc., Class C(2)	6,732	564,546
Gannett Co., Inc.	3,563	105,394
Liberty Global PLC, Series A(2)	8,854	787,917
Liberty Global PLC, Series C(2)	9,380	790,922
Liberty Media Corp., Class A(2)	12,367	1,811,147
News Corp., Class A(2)	24	432
Omnicom Group, Inc.	112,077	8,335,166
Time Warner Cable, Inc.	12,203	1,653,507
Time Warner, Inc.	363,259	25,326,417
Twenty-First Century Fox, Inc., Class A	97	3,412
Viacom, Inc., Class B	133,771	11,683,559
Walt Disney Co. (The)	2,892,982	221,023,825

		$365,164,646

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Metals & Mining — 0.3%
Alcoa, Inc.	52,760	$560,839
Freeport-McMoRan Copper & Gold, Inc.	450,138	16,988,208
Glencore Xstrata PLC(2)	598,405	3,113,234
Nucor Corp.	230,000	12,277,400

		$32,939,681

Multi-Utilities — 0.0%(1)
Dominion Resources, Inc.	1,544	$99,881

		$99,881

Multiline Retail — 0.1%
Target Corp.	158,384	$10,020,956

		$10,020,956

Oil, Gas & Consumable Fuels — 6.0%
Anadarko Petroleum Corp.	922,342	$73,160,167
Antero Resources Corp.(2)	109,563	6,950,677
Apache Corp.	992,502	85,295,622
BP PLC ADR	182,637	8,877,985
Cheniere Energy, Inc.(2)(3)	240,000	10,339,015
Chevron Corp.	583,235	72,851,884
ConocoPhillips	265,457	18,754,537
Devon Energy Corp.	568,677	35,184,046
EOG Resources, Inc.	1,800	302,112
Exxon Mobil Corp.	2,102,650	212,788,180
Hess Corp.	39,579	3,285,057
Marathon Oil Corp.	185,487	6,547,691
Marathon Petroleum Corp.	87,319	8,009,772
Murphy Oil Corp.	78,679	5,104,693
Occidental Petroleum Corp.	5,000	475,500
Phillips 66	141,330	10,900,783
Range Resources Corp.	4,900	413,119
Royal Dutch Shell PLC ADR, Class A	70,332	5,012,562
Spectra Energy Corp.	8,313	296,109
Williams Cos., Inc.	2,000	77,140
WPX Energy, Inc.(2)	666	13,573

		$564,640,224

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	26,070	$1,963,592

		$1,963,592

Security	Shares	Value

Pharmaceuticals — 7.4%
AbbVie, Inc.	1,625,226	$85,828,185
Actavis PLC(2)	20,000	3,360,000
Allergan, Inc.	326,962	36,318,939
Bristol-Myers Squibb Co.	1,679,840	89,283,496
Eli Lilly & Co.	1,035,648	52,818,048
GlaxoSmithKline PLC ADR	201,415	10,753,547
Johnson & Johnson	1,805,635	165,378,109
Mallinckrodt PLC(2)	23,268	1,215,986
Merck & Co., Inc.	1,138,521	56,982,976
Novo Nordisk A/S ADR	249,848	46,161,916
Pfizer, Inc.	2,396,463	73,403,662
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	67,009,191
Zoetis, Inc.	361,174	11,806,778

		$700,320,833

Real Estate Investment Trusts (REITs) — 0.0%(1)
Weyerhaeuser Co.	1,223	$38,610

		$38,610

Road & Rail — 0.3%
CSX Corp.	11,260	$323,950
Kansas City Southern	4,386	543,119
Norfolk Southern Corp.	43,575	4,045,067
Union Pacific Corp.	135,038	22,686,384

		$27,598,520

Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc.	560,209	$28,531,444
Applied Materials, Inc.	1,065,614	18,850,712
Broadcom Corp., Class A	897,422	26,608,562
Cypress Semiconductor Corp.(2)	1,108	11,634
Intel Corp.	8,512,993	220,997,298
Linear Technology Corp.	18,494	842,402
Linear Technology Corp.(3)	50,000	2,276,931
Maxim Integrated Products, Inc.	223,099	6,226,693
Microchip Technology, Inc.	23,733	1,062,052
NVIDIA Corp.	284,500	4,557,690
Texas Instruments, Inc.	1,013,297	44,493,871
Xilinx, Inc.	90,186	4,141,341

		$358,600,630

Software — 3.6%
Activision Blizzard, Inc.	295,588	$5,270,334
Adobe Systems, Inc.(2)	409,776	24,537,387

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)
CA, Inc.	7,339	$246,958
Microsoft Corp.	3,004,717	112,466,557
Oracle Corp.	5,177,662	198,097,348
Symantec Corp.	72,900	1,718,982

		$342,337,566

Specialty Retail — 3.3%
Best Buy Co., Inc.	133,011	$5,304,479
Gap, Inc. (The)	89,138	3,483,513
GNC Holdings, Inc., Class A	900	52,605
Home Depot, Inc. (The)	1,229,178	101,210,516
L Brands, Inc.	41,877	2,590,092
Lowe’s Companies, Inc.	333,776	16,538,601
Murphy USA, Inc.(2)	19,669	817,444
Ross Stores, Inc.(3)	15,500	1,161,032
Ross Stores, Inc.	1,000	74,930
Staples, Inc.	149,396	2,373,902
TJX Cos., Inc. (The)	2,716,561	173,126,433

		$306,733,547

Textiles, Apparel & Luxury Goods — 2.1%
Coach, Inc.	10,800	$606,204
Hanesbrands, Inc.	197,760	13,896,595
NIKE, Inc., Class B	2,323,098	182,688,427
VF Corp.	67,200	4,189,248

		$201,380,474

Tobacco — 0.3%
Altria Group, Inc.	111,248	$4,270,811
Philip Morris International, Inc.	271,850	23,686,290

		$27,957,101

Trading Companies & Distributors — 0.0%(1)
United Rentals, Inc.(2)	2,000	$155,900

		$155,900

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV ADR, Series L	136,795	$3,196,899
Sprint Nextel Corp.(2)	135,160	1,452,970
Vodafone Group PLC ADR	179,476	7,055,202

		$11,705,071

Total Common Stocks (identified cost $4,823,032,321)		$9,262,361,111

Preferred Stocks — 0.0%

Security	Shares	Value

Commercial Banks — 0.0%
Wells Fargo & Co.(4)	166	$0

Total Preferred Stocks (identified cost $4,929)		$0

Rights — 0.0%(1)

Security	Shares	Value

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$2,375

Total Rights (identified cost $16,440)		$2,375

Short-Term Investments — 1.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(5)	$129,838	$129,837,879

Total Short-Term Investments (identified cost $129,837,879)		$129,837,879

Total Investments — 99.8% (identified cost $4,952,891,569)		$9,392,201,365

Other Assets, Less Liabilities — 0.2%		$22,752,968

Net Assets — 100.0%		$9,414,954,333

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	Restricted security (see Note 5).

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $4,823,053,690)	$9,262,363,486
Affiliated investment, at value (identified cost, $129,837,879)	129,837,879
Dividends receivable	12,634,274
Interest receivable from affiliated investment	13,836
Receivable for investments sold	12,417,761
Tax reclaims receivable	1,535,114
Total assets	$9,418,802,350

Liabilities
Payable to affiliates:
Investment adviser fee	$3,473,874
Trustees’ fees	17,000
Accrued expenses	357,143
Total liabilities	$3,848,017
Net Assets applicable to investors’ interest in Portfolio	$9,414,954,333

Sources of Net Assets
Investors’ capital	$4,975,531,565
Net unrealized appreciation	4,439,422,768
Total	$9,414,954,333

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $2,079,626)	$168,889,424
Interest allocated from affiliated investment	133,786
Expenses allocated from affiliated investment	(16,390)
Total investment income	$169,006,820

Expenses
Investment adviser fee	$39,083,842
Trustees’ fees and expenses	68,000
Custodian fee	1,162,947
Professional fees	205,211
Miscellaneous	229,216
Total expenses	$40,749,216
Deduct —
Reduction of custodian fee	$93
Total expense reductions	$93

Net expenses	$40,749,123

Net investment income	$128,257,697

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions(1)	$431,943,808
Investment transactions allocated from affiliated investment	2,746
Foreign currency transactions	(18,548)
Net realized gain	$431,928,006
Change in unrealized appreciation (depreciation) —
Investments	$1,830,520,427
Foreign currency	34,013
Net change in unrealized appreciation (depreciation)	$1,830,554,440

Net realized and unrealized gain	$2,262,482,446

Net increase in net assets from operations	$2,390,740,143

(1)	Includes $434,356,852 of net realized gains from redemptions in-kind.

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$128,257,697	$147,439,255
Net realized gain from investment and foreign currency transactions	431,928,006	668,697,485
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,830,554,440	379,340,652
Net increase in net assets from operations	$2,390,740,143	$1,195,477,392
Capital transactions —
Contributions	$242,635,350	$95,312,609
Withdrawals	(947,511,937)	(1,634,382,694)
Net decrease in net assets from capital transactions	$(704,876,587)	$(1,539,070,085)

Net increase (decrease) in net assets	$1,685,863,556	$(343,592,693)

Net Assets
At beginning of year	$7,729,090,777	$8,072,683,470
At end of year	$9,414,954,333	$7,729,090,777

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.48%	0.48%	0.48%	0.47%
Net investment income	1.50%	1.78%	1.53%	1.43%	1.86%
Portfolio Turnover	3%	2%	2%	2%	3%

Total Return	32.39%	15.48%	0.80%	12.86%	23.32%

Net assets, end of year (000’s omitted)	$9,414,954	$7,729,091	$8,072,683	$9,045,217	$9,479,479

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 8.4%, 14.5%, 5.9%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an interest of 69.8% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

40

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$ 500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2013, the Portfolio’s investment adviser fee amounted to $39,083,842, or 0.46% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

41

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $36,857,924 and $1,559,314, respectively, for the year ended December 31, 2013. In addition, investors contributed securities with a value of $224,787,493 and investments having an aggregate market value of $876,135,372 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,702,689,427

Gross unrealized appreciation	$7,689,530,934
Gross unrealized depreciation	(18,996)

Net unrealized appreciation	$7,689,511,938

The net unrealized appreciation on foreign currency at December 31, 2013 on federal income tax basis was $112,972.

5  Restricted Securities

At December 31, 2013, the Portfolio owned the following securities (representing 0.15% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Cheniere Energy, Inc.	12/19/13	12/19/15	240,000	$9,880,729	$10,339,015
Linear Technology Corp.	12/19/13	12/19/15	50,000	2,225,943	2,276,931
Ross Stores, Inc.	8/8/13	8/8/15	15,500	1,036,122	1,161,032

Total Restricted Securities				$13,142,794	$13,776,978

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

42

Tax-Managed Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Consumer Discretionary	$1,335,382,532	$1,161,032		$—	$1,336,543,564
Consumer Staples	946,999,192	108,492,092		—	1,055,491,284
Energy	713,243,732	10,339,015		—	723,582,747
Financials	1,517,032,408	29,200,062		—	1,546,232,470
Health Care	1,133,264,938	—		—	1,133,264,938
Industrials	1,206,807,385	—		—	1,206,807,385
Information Technology	1,982,913,792	2,276,931		—	1,985,190,723
Materials	229,633,632	3,113,234		—	232,746,866
Telecommunication Services	38,244,133	—		—	38,244,133
Utilities	4,257,001	—		—	4,257,001

Total Common Stocks	$9,107,778,745	$154,582,366	**	$—	$9,262,361,111

Preferred Stocks	$—	$—		$0	$0
Rights	2,375	—		—	2,375
Short-Term Investments	—	129,837,879		—	129,837,879

Total Investments	$9,107,781,120	$284,420,245		$0	$9,392,201,365

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2013 is not presented. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

8  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The parties in the multi-district litigation proceeding are discussing a motion to dismiss protocol, and briefing on the various motions to dismiss is expected to occur throughout 2014. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.51% of net assets at December 31, 2013).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

43

Tax-Managed Growth Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax- Managed Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 26, 2014

44

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

45

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2003

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	Since 2013	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

46

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

47

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

48

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2003

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	Since 2013	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

49

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

51

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.13

Parametric Commodity Strategy Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2013

Parametric Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	28

Parametric Commodity Strategy Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Commodities, as measured by the Dow Jones–UBS Commodity Index Total Return2, saw a marked decline in volatiility over the course of 2013, with a general downward track to market returns for the entire year. While the initial returns for the year were positive, concerns about slowing growth in China and other emerging-market countries soon swamped market sentiment, as these economies are seen as drivers of commodity demand. While periodic geopolitical crises in the Middle East caused prices to spike (particularly gold and crude oil), their relatively quick resolution caused these gains to be quickly unwound.

Mounting evidence that many commodity markets were well-supplied also contributed to the fall in commodity prices during the year. In particular, farmers planted a record number of acres in 2013 in reaction to grain shortages in 2012 from the drought in the U.S. Midwest. This, in turn, pushed harvests in wheat and corn to near-record levels, which had the net impact of lowering prices for these grains.

In addition, increased production of nickel, aluminum and other base metals outpaced demand throughout 2013. Most industrial metals saw a spike in prices over the past decade; extractors have responded in a delayed fashion by increasing supply across the board, with the opening of new large-scale mining operations. Part of the aluminum oversupply is also due to Chinese smelters, which are being encouraged by government subsidies to continue to produce, despite little end-user demand.

Finally, precious metals—and in particular gold—dropped dramatically in price in 2013 on increasing investor optimism around the global economy. Many investors held gold due to fears of further market turmoil. As these fears dissipated, gold allocations were unwound. Prices were further dampened by indications that the U. S. Federal Reserve was preparing to end quantitative easing (QE), which raised expectations of higher interest rates. Typically, precious metals perform worse in higher interest-rate environments, as the interest income forgone by holding gold or silver becomes a more material consideration.

Fund Performance

For the fiscal year ended December 31, 2013, Parametric Commodity Strategy Fund (the Fund) Institutional Class shares had a total return of -10.39% at net asset value (NAV).

By comparison, the Dow Jones–UBS Commodity Index Total Return (the Index) returned -9.52% during the same period.

The bulk of the relative underperformance of the Fund versus the Index was due to the use of target weights to reduce concentration risk in the Fund. In addition, non-Index holdings detracted from Fund performance versus the Index, as the gains from holding cocoa were overshadowed by the losses from holding lead and platinum.

The main Fund performance detractors versus the Index were the overweight positions in industrial metals. Aluminum and nickel, in particular, saw steep declines over the time period, as both experienced declining demand and increasing supply. In addition, underweights to both crude oil and soybeans hurt relative Fund performance versus the Index, as these were some of the strongest-performing commodities of 2013.

The main contributors to Fund return versus the Index were the Fund’s large underweights to corn and gold. Both commodities saw a sharp decline in price over the year, as corn prices dropped on a record harvest and gold prices fell after a sharp run-up in the prior year. In addition, the Fund benefited from its overweights to gasoil and a non-Index holding in cocoa.

The Fund’s emphasis on rebalancing across commodities generally was neutral to Fund performance versus the Index, as only a handful of commodities experienced reversion from month to month.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Parametric Commodity Strategy Fund

December 31, 2013

Performance2,3

Portfolio Managers David Stein, Ph.D. and Thomas Seto, each of Parametric Portfolio Associates, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	01/03/2012	05/25/2011	–10.64%	—	–8.81%
Institutional Class at NAV	05/25/2011	05/25/2011	–10.39	—	–8.63
Dow Jones-UBS Commodity Index Total Return	—	—	–9.52%	1.51%	–9.59%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.43%	1.18%
Net				1.00	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	05/25/2011	$39,523	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Parametric Commodity Strategy Fund

December 31, 2013

Fund Profile

Commodity Exposure by Investment (% of net assets)

Commodity Exposure (% of net assets)5

Agriculture	25.78%	Industrial Metals	24.74%
Soybeans	3.80	Aluminum	7.51
Corn	3.79	Copper	7.26
Wheat	3.75	Nickel	3.69
Soybean Oil	3.73	Zinc	3.67
Sugar	3.66	Lead	1.76
Coffee	3.41	Tin	0.85
Cotton	1.83
Cocoa	1.69	Precious Metals	17.07%
Soybean Meal	0.09	Gold	7.42
Kansas Wheat	0.03	Silver	6.98
		Platinum	1.78
Energy	25.67%	Palladium	0.89
Natural Gas	7.32
Unleaded Gasoline	7.20	Livestock	5.84%
GasOil	7.04	Live Cattle	3.62
Crude Oil-WTI	2.05	Lean Hogs	1.78
Crude Oil-Brent	1.94	Feeder Cattle	0.44
Heating Oil	0.12

See Endnotes and Additional Disclosures in this report.

4

Parametric Commodity Strategy Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones-UBS Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Investor Class is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

Fund profile subject to change due to active management.

5

Parametric Commodity Strategy Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,014.80	$5.08	**	1.00%
Institutional Class	$1,000.00	$1,016.10	$3.81	**	0.75%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,020.20	$5.09	**	1.00%
Institutional Class	$1,000.00	$1,021.40	$3.82	**	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric Commodity Strategy Fund

December 31, 2013

Consolidated Portfolio of Investments

Exchange-Traded Notes (ETN) — 3.0%

Security	Units	Value

iPath Dow Jones-UBS Commodity Index Total Return ETN (Barclays Bank PLC), 0%, 6/12/36(1)	70,510	$2,591,243

Total Exchange-Traded Notes (identified cost $2,629,215)		$2,591,243

Short-Term Investments — 97.8%

U.S. Treasury Obligations — 77.6%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/9/14	$9,000	$8,999,982
U.S. Treasury Bill, 0.00%, 2/6/14(2)	10,000	9,999,910
U.S. Treasury Bill, 0.00%, 3/6/14(2)	10,000	9,999,080
U.S. Treasury Bill, 0.00%, 4/3/14(2)	11,000	10,998,163
U.S. Treasury Bill, 0.00%, 5/1/14	5,000	4,999,155
U.S. Treasury Bill, 0.00%, 6/26/14(2)	2,000	1,999,222
U.S. Treasury Bill, 0.00%, 7/24/14	4,000	3,998,336
U.S. Treasury Bill, 0.00%, 8/21/14	2,000	1,999,150
U.S. Treasury Bill, 0.00%, 9/18/14	5,000	4,997,435
U.S. Treasury Bill, 0.00%, 10/16/14	3,000	2,998,356
U.S. Treasury Bill, 0.00%, 12/11/14	6,000	5,993,640

Total U.S. Treasury Obligations (identified cost $66,972,186)		$66,982,429

Other — 20.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(3)	$17,495	$17,494,859

Total Other (identified cost $17,494,859)		$17,494,859

Total Short-Term Investments (identified cost $84,467,045)		$84,477,288

Total Investments — 100.8% (identified cost $87,096,260)		$87,068,531

Other Assets, Less Liabilities — (0.8)%		$(715,142)

Net Assets — 100.0%		$86,353,389

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security does not guarantee any return of principal at maturity, upon redemption or otherwise, and does not pay any interest during its term. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee. Security is also subject to credit risk of the indicated issuer.

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

7	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $69,601,401)	$69,573,672
Affiliated investment, at value (identified cost, $17,494,859)	17,494,859
Interest receivable from affiliated investment	1,810
Receivable for Fund shares sold	1,115,146
Receivable for open swap contracts	813,272
Receivable from affiliates	10,223
Total assets	$89,008,982

Liabilities
Payable for investments purchased	$1,726,541
Payable for Fund shares redeemed	160,390
Payable for open swap contracts	606,633
Payable to affiliates:
Investment adviser and administration fee	42,968
Distribution and service fees	449
Trustees’ fees	906
Accrued expenses	117,706
Total liabilities	$2,655,593
Net Assets	$86,353,389

Sources of Net Assets
Paid-in capital	$87,187,403
Accumulated net realized loss	(1,012,924)
Net unrealized appreciation	178,910
Total	$86,353,389

Investor Class Shares
Net Assets	$2,280,151
Shares Outstanding	301,729
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.56

Institutional Class Shares
Net Assets	$84,073,238
Shares Outstanding	11,081,882
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.59

8	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2013
Interest	$91,614
Interest allocated from affiliated investment	27,113
Expenses allocated from affiliated investment	(3,199)
Total investment income	$115,528

Expenses
Investment adviser and administration fee	$532,053
Distribution and service fees
Investor Class	4,675
Trustees’ fees and expenses	3,894
Custodian fee	215,092
Transfer and dividend disbursing agent fees	16,727
Legal and accounting services	167,225
Printing and postage	16,746
Registration fees	42,904
Miscellaneous	12,943
Total expenses	$1,012,259
Deduct —
Allocation of expenses to affiliates	$344,778
Reduction of custodian fee	12
Total expense reductions	$344,790

Net expenses	$667,469

Net investment loss	$(551,941)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(433,608)
Investment transactions allocated from affiliated investment	481
Swap contracts	(9,897,390)
Net realized loss	$(10,330,517)
Change in unrealized appreciation (depreciation) —
Investments	$(29,191)
Swap contracts	804,016
Net change in unrealized appreciation (depreciation)	$774,825

Net realized and unrealized loss	$(9,555,692)

Net decrease in net assets from operations	$(10,107,633)

9	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(551,941)	$(375,624)
Net realized gain (loss) from investment transactions and swap contracts	(10,330,517)	1,805,501
Net change in unrealized appreciation (depreciation) from investments and swap contracts	774,825	(781,140)
Net increase (decrease) in net assets from operations	$(10,107,633)	$648,737
Distributions to shareholders —
From net investment income
Investor Class	$—	$(1,961)
Institutional Class	—	(742,457)
From net realized gain
Investor Class	—	(52)
Institutional Class	—	(25,230)
Tax return of capital
Investor Class	—	(5,608)
Institutional Class	—	(2,123,643)
Total distributions to shareholders	$—	$(2,898,951)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$2,474,130	$683,402
Institutional Class	102,407,690	66,366,227
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	—	7,263
Institutional Class	—	2,856,559
Cost of shares redeemed
Investor Class	(658,815)	(426)
Institutional Class	(87,383,612)	(17,742,227)
Net increase in net assets from Fund share transactions	$16,839,393	$52,170,798

Net increase in net assets	$6,731,760	$49,920,584

Net Assets
At beginning of year	$79,621,629	$29,701,045
At end of year	$86,353,389	$79,621,629

Accumulated net investment loss included in net assets
At end of year	$—	$(941,287)

10	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2013

Consolidated Financial Highlights

	Investor Class
	Year Ended December 31, 2013		Period Ended December 31, 2012(1)
Net asset value — Beginning of period	$8.460		$8.800

Income (Loss) From Operations
Net investment loss(2)	$(0.068)		$(0.076)
Net realized and unrealized gain (loss)	(0.832)		0.052

Total loss from operations	$(0.900)		$(0.024)

Less Distributions
From net investment income	$—		$(0.081)
From net realized gain	—		(0.003)
Tax return of capital	—		(0.232)

Total distributions	$—		$(0.316)

Net asset value — End of period	$7.560		$8.460

Total Return(3)	(10.64)%		(0.27	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,280		$683
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.00%		1.00	%(7)
Net investment loss	(0.87)%		(0.87	)%(7)
Portfolio Turnover	2,797	%(8)	3,455	%(8)(9)

(1)	For the period from the commencement of operations, January 3, 2012, to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)	Not annualized.

(5)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.39% and 0.43% of average daily net assets for the year ended December 31, 2013 and the period ended December 31, 2012, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Excluding the Fund’s investment in exchange-traded notes, which are used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

(9)	For the year ended December 31, 2012.

11	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2013

Consolidated Financial Highlights — continued

	Institutional Class
	Year Ended December 31,				Period Ended December 31, 2011(1)
	2013		2012
Net asset value — Beginning of period	$8.470		$8.600		$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.049)		$(0.055)		$(0.038)
Net realized and unrealized gain (loss)	(0.831)		0.252		(1.339)

Total income (loss) from operations	$(0.880)		$0.197		$(1.377)

Less Distributions
From net investment income	$—		$(0.084)		$(0.023)
From net realized gain	—		(0.003)		—
Tax return of capital	—		(0.240)		—

Total distributions	$—		$(0.327)		$(0.023)

Net asset value — End of period	$7.590		$8.470		$8.600

Total Return(3)	(10.39)%		2.30%		(13.77	)%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,073		$78,938		$29,701
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.75%		0.75%		0.75	%(8)
Net investment loss	(0.62)%		(0.63)%		(0.67	)%(8)
Portfolio Turnover	2,797	%(9)	3,455	%(9)	1,732	%(4)(9)

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

During the period ended December 31, 2011, the Fund received a payment made by an affiliate for a trading error which amounted to $0.024 per share. Had the Fund not received this payment, total return would have been lower by 0.20%.

(6)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.39%, 0.43% and 1.90% of average daily net assets for the years ended December 31, 2013 and 2012 and the period ended December 31, 2011, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Excluding the Fund’s investment in exchange-traded notes, which are used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

12	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Commodity Strategy Fund (formerly, Eaton Vance Parametric Structured Commodity Strategy Fund) (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Investor Class (renamed from Class A effective March 1, 2013) and Institutional Class (renamed from Class I effective March 1, 2013) shares are sold at net asset value and are not subject to a sales charge. Prior to March 1, 2013, the date the sales charge was eliminated and the share class was renamed, Investor Class shares were generally sold subject to a sales charge of 4.75% imposed at time of purchase. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2013 were $17,300,775 or 20.0% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $66,518 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

13

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$—	$769,700
Tax return of capital	$—	$2,129,251

14

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

During the year ended December 31, 2013, accumulated net realized loss was decreased by $9,389,960, accumulated net investment loss was decreased by $1,493,228 and paid-in capital was decreased by $10,883,188 due to differences between book and tax accounting, primarily for swap contracts, investment in partnerships, net operating losses, non-deductible expenses and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(66,518)
Net unrealized appreciation	$173,791
Other temporary differences	$(941,287)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to investments in partnerships and investment in the Subsidiary.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory and administrative agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.60% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over, and is payable monthly. For the year ended December 31, 2013, the investment adviser and administration fee amounted to $532,053 or 0.60% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Parametric have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.00% and 0.75% of the Fund’s consolidated average daily net assets of Investor Class and Institutional Class, respectively. This agreement may be changed or terminated at any time after April 30, 2014. Pursuant to this agreement, EVM and Parametric were allocated $344,778 in total of the Fund’s operating expenses for the year ended December 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $225 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $4,675 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Prior to March 1, 2013, Investor Class shares may have been subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC was based upon the lower of the net asset value at date of redemption or date of purchase. No charge was levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2013, the Fund was informed that EVD received no CDSCs paid by Investor Class shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $44,939,528 and $43,951,181, respectively, for the year ended December 31, 2013.

15

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Investor Class	Year Ended December 31, 2013	Period Ended December 31, 2012(1)

Sales	304,669	79,996
Issued to shareholders electing to receive payments of distributions in Fund shares	—	858
Redemptions	(83,745)	(49)

Net increase	220,924	80,805

	Year Ended December 31,
Institutional Class	2013	2012

Sales	12,972,219	7,566,123
Issued to shareholders electing to receive payments of distributions in Fund shares	—	337,602
Redemptions	(11,213,671)	(2,033,101)

Net increase	1,758,548	5,870,624

(1)	Investors Class commenced operations on January 3, 2012.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$87,101,379

Gross unrealized appreciation	$10,243
Gross unrealized depreciation	(43,091)

Net unrealized depreciation	$(32,848)

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

16

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at December 31, 2013 is as follows:

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$688,037	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.19%	1/14/14	$4,154
Barclays Bank PLC	608,407	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.19	1/14/14	(2,436)
Barclays Bank PLC	2,592,119	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.19	1/14/14	27,642
Barclays Bank PLC	3,283,445	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.19	1/14/14	40,499
Barclays Bank PLC	1,223,825	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.20	1/14/14	14,928
Barclays Bank PLC	2,368,981	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.20	1/14/14	54,202
Barclays Bank PLC	2,183,314	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.20	1/14/14	15,568
Barclays Bank PLC	283,544	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.20	1/14/14	5,848
Barclays Bank PLC	1,098,169	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.20	1/14/14	(23,294)
Barclays Bank PLC	988,941	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.20	1/14/14	9,416
Barclays Bank PLC	755,303	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.20	1/14/14	25,953
Barclays Bank PLC	303,332	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.21	1/14/14	12,223
Barclays Bank PLC	734,911	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.25	1/14/14	(21,656)
Barclays Bank PLC	496,965	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.25	1/14/14	(13,367)
Barclays Bank PLC	1,364,563	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.25	1/14/14	(27,062)
Barclays Bank PLC	253,510	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.25	1/14/14	3,963
Barclays Bank PLC	284,129	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.25	1/14/14	(1,661)
Barclays Bank PLC	948,125	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.25	1/14/14	8,580
Barclays Bank PLC	1,514,938	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.25	1/14/14	(30,570)
Barclays Bank PLC	965,124	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.25	1/14/14	15,453
Barclays Bank PLC	1,176,472	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.25	1/14/14	(10,699)
Barclays Bank PLC	1,902,995	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.30	1/14/14	(37,945)
Barclays Bank PLC	862,955	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Index	Pays	0.35	1/14/14	(11,747)

17

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$748,041	Receives	Excess Return on Dow Jones-UBS Tin Subindex	Pays	0.20%	1/16/14	$(16,586)
Merrill Lynch International	2,498,255	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.20	1/16/14	30,472
Merrill Lynch International	360,000	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.20	1/16/14	(2,401)
Merrill Lynch International	418,526	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.20	1/16/14	2,524
Merrill Lynch International	1,936,887	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.20	1/16/14	44,317
Merrill Lynch International	364,042	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.20	1/16/14	(1,462)
Merrill Lynch International	1,649,353	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.20	1/16/14	17,584
Merrill Lynch International	1,854,593	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.20	1/16/14	13,224
Merrill Lynch International	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.20	1/16/14	(2,898)
Merrill Lynch International	808,806	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.20	1/16/14	(17,157)
Merrill Lynch International	200,000	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.20	1/16/14	(4,302)
Merrill Lynch International	3,986,457	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.20	1/16/14	37,953
Merrill Lynch International	1,035,442	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.20	1/16/14	12,774
Merrill Lynch International	864,583	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.20	1/16/14	29,707
Merrill Lynch International	748,041	Receives	Excess Return on S&P GSCI Palladium Index	Pays	0.20	1/16/14	23,582
Merrill Lynch International	595,697	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.20	1/16/14	24,004
Merrill Lynch International	459,330	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.27	1/16/14	(13,538)
Merrill Lynch International	2,042,491	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.27	1/16/14	(54,954)
Merrill Lynch International	200,000	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.27	1/16/14	(2,581)
Merrill Lynch International	1,092,484	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.27	1/16/14	(21,674)
Merrill Lynch International	365,311	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.27	1/16/14	5,708
Merrill Lynch International	285,791	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.27	1/16/14	(1,672)
Merrill Lynch International	730,204	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.27	1/16/14	6,602
Merrill Lynch International	200,000	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.27	1/16/14	(3,241)

18

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$611,679	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.27%	1/16/14	$(12,345)
Merrill Lynch International	1,264,516	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.27	1/16/14	20,239
Merrill Lynch International	917,034	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.27	1/16/14	(8,346)
Merrill Lynch International	200,000	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.27	1/16/14	(1,239)
Merrill Lynch International	200,000	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Index	Pays	0.30	1/16/14	(1,216)
Merrill Lynch International	1,191,517	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Index	Pays	0.30	1/16/14	(16,199)
Merrill Lynch International	374,021	Receives	Excess Return on S&P GSCI 1 Month Forward Feeder Cattle Index	Pays	0.30	1/16/14	1,869
Merrill Lynch International	840,822	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.35	1/16/14	(16,781)
Merrill Lynch International	2,239,655	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.20	2/13/14	72
Merrill Lynch International	389,569	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.20	2/13/14	8,254
Merrill Lynch International	1,645,453	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.20	2/13/14	32,054
Merrill Lynch International	529,094	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.20	2/13/14	4,162
Merrill Lynch International	1,757,391	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.20	2/13/14	33,570
Merrill Lynch International	1,855,303	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.20	2/13/14	(34,411)
Merrill Lynch International	1,180,465	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.20	2/13/14	51,802
Merrill Lynch International	1,079,432	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.20	2/13/14	(9,745)
Merrill Lynch International	934,810	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.20	2/13/14	(4,089)
Merrill Lynch International	1,673,707	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.20	2/13/14	77,544
Merrill Lynch International	1,356,289	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.20	2/13/14	61,158
Merrill Lynch International	600,538	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.20	2/13/14	2,393
Merrill Lynch International	309,257	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.27	2/13/14	(8,700)
Merrill Lynch International	425,326	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.27	2/13/14	(2,355)
Merrill Lynch International	564,575	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.27	2/13/14	(16,009)
Merrill Lynch International	878,900	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.27	2/13/14	16,590

19

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$934,114	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.27%	2/13/14	$(13,089)
Merrill Lynch International	1,324,923	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.27	2/13/14	11,414
Merrill Lynch International	870,084	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.27	2/13/14	(12,730)
Merrill Lynch International	798,138	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.27	2/13/14	5,271
Merrill Lynch International	925,469	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.27	2/13/14	(41,755)
Merrill Lynch International	967,253	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Index	Pays	0.30	2/13/14	(30,754)
Merrill Lynch International	3,311,796	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.35	2/13/14	(53,967)

							$206,639

At December 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including total return swaps based on a commodity index, and commodity exchange-traded notes that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which may trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $606,633. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $4,867,380 at December 31, 2013.

The over the counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments.

20

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2013 was as follows:

	Fair Value
	Asset Derivative		Liability Derivative

Swap Contracts	$813,272	(1)	$(606,633	)(2)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(2)	Consolidated Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of December 31, 2013.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$238,429	$(180,437)	$—	$—	$57,992
Merrill Lynch International	574,843	(426,196)	—	—	148,647

	$813,272	$(606,633)	$—	$—	$206,639

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(180,437)	$180,437	$—	$—	$—
Merrill Lynch International	(426,196)	426,196	—	—	—

	$(606,633)	$606,633	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap Contracts	$(9,897,390	)(1)	$804,016	(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended December 31, 2013, which is indicative of the volume of this derivative type, was approximately $89,133,000.

21

Parametric Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

11  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Notes	$2,591,243	$—	$—	$2,591,243
Short-Term Investments —
U.S. Treasury Obligations	—	66,982,429	—	66,982,429
Other	—	17,494,859	—	17,494,859

Total Investments	$2,591,243	$84,477,288	$—	$87,068,531

Swap Contracts	$—	$813,272	$—	$813,272

Total	$2,591,243	$85,290,560	$—	$87,881,803

Liability Description

Swap Contracts	$—	$(606,633)	$—	$(606,633)

Total	$—	$(606,633)	$—	$(606,633)

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Name Change

Effective March 1, 2013, the name of Parametric Commodity Strategy Fund was changed from Eaton Vance Parametric Structured Commodity Strategy Fund.

22

Parametric Commodity Strategy Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund (formerly, Eaton Vance Parametric Structured Commodity Strategy Fund):

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund (formerly, Eaton Vance Parametric Structured Commodity Strategy Fund) and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period from the start of business, May 25, 2011, to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Commodity Strategy Fund and subsidiary as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from the start of business, May 25, 2011, to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2014

23

Parametric Commodity Strategy Fund

December 31, 2013

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

24

Parametric Commodity Strategy Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

25

Parametric Commodity Strategy Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

26

Parametric Commodity Strategy Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255    12.31.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Parametric Commodity Strategy Fund (formerly, Eaton Vance Parametric Structured Commodity Strategy Fund), Eaton Vance Large-Cap Core Research Fund, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 37 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2012 and December 31, 2013 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund (formerly, Eaton Vance Parametric

Structured Commodity Strategy Fund)

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$46,619	$49,460
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$32,360	$34,660
All Other Fees(3)	$0	$0

Total	$78,979	$84,120

Eaton Vance Large-Cap Core Research Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$12,340	$12,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,600	$8,770
All Other Fees(3)	$0	$0

Total	$21,940	$21,710

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$14,760	$15,460
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,710	$6,810
All Other Fees(3)	$0	$0

Total	$21,470	$22,270

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$14,760	$15,460
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,710	$6,810
All Other Fees(3)	$0	$0

Total	$21,470	$22,270

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, August 31, September 30, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/12	9/30/12	10/31/12	11/30/12	12/31/12	1/31/13	9/30/13	10/31/13	11/30/13	12/31/13
Audit Fees	$88,300	$109,600	$524,630	$19,550	$88,479	$116,530	$117,400	$556,530	$24,800	$93,320
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$25,420	$28,740	$281,940	$8,310	$55,380	$55,490	$29,970	$299,460	$9,410	$57,050
All Other Fees(3)	$2,100	$620	$0	$0	$0	$0	$0	$0	$0	$0

Total	$115,820	$138,960	$806,570	$27,860	$143,859	$172,020	$147,370	$855,990	$34,210	$150,370

*	Information is not presented for fiscal years ended 8/31/12 and 8/31/13, as no Series in the Trust with such fiscal year end was in operation during such periods.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/12	9/30/12	10/31/12	11/30/12	12/31/12	1/31/13	9/30/13	10/31/13	11/30/13	12/31/13
Registrant(1)	$27,520	$29,360	$281,940	$8,310	$55,380	$55,490	$29,970	$299,460	$9,410	$57,050
Eaton Vance(2)	$414,561	$606,619	$566,619	$662,119	$615,489	$544,549	$369,820	$526,385	$409,385	$409,385

*	Information is not presented for fiscal years ended 8/31/12 and 8/31/13, as no Series in the Trust with such fiscal year end was in operation during such periods.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 14, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 14, 2014